UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, DATED SEPTEMBER 9, 2022 – SUBJECT TO COMPLETION

AIM IMMUNOTECH INC. 2117 SW Highway 484 Ocala, Florida 34473 (352) 448-7797

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company” or “AIM”) will be held on [●], 2022, at [●] a.m., Eastern Daylight Time, at 2117 SW Highway 484, Ocala, Florida 34473 (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

The Annual Meeting will be held for the following purposes:

1.	To elect three directors to the Company’s Board of Directors (the “Board”) to serve until the 2023 annual meeting of the stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve, by non-binding vote, an advisory resolution on executive compensation; and

4.	To transact such other matters as may properly come before the Annual Meeting.

Who Can Vote:	Stockholders of record at the close of business on [●], 2022.

How You Can Vote:	You may cast your vote via mail, telephone or the Internet. Certain stockholders may only be able to vote by mail. You may also vote at the Annual Meeting.

Who May Attend:	All stockholders are cordially invited to attend the Annual Meeting.

Your vote will be especially important this year. As you may be aware, Jonathan Thomas Jorgl (together, with the other participants in Mr. Jorgl’s solicitation, the “Dissident Group”) submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of Mr. Jorgl’s intent to nominate director candidates for election to the Board at the Annual Meeting. The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Restated and Amended Bylaws. Mr. Jorgl has sued the Company and its directors in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”), seeking, among other remedies, declaratory judgment that the Purported Nomination Notice was valid. This case is pending, and the Delaware Chancery Court has scheduled a hearing on Mr. Jorgl’s motion for a preliminary injunction for October 5, 2022.

Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Jorgl will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. As Mr. Jorgl’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Jorgl’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is valid, then the Company will amend its proxy statement and the accompanying WHITE proxy card to reflect those developments and to include the names of Mr. Jorgl’s nominees on a universal proxy card and mail the revised proxy statement and WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

Despite the Board’s determination that the Purported Nomination Notice is invalid, you may receive solicitation materials from the Dissident Group. OUR BOARD URGES YOU TO VOTE ONLY ON THE WHITE PROXY CARD FOR ALL OF OUR BOARD’S PROPOSED NOMINEES (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH), TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP, AND NOT TO SIGN, RETURN, OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP. The Company is not responsible for the accuracy of any information provided by the Dissident Group in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make.

If you vote, or have previously voted, using a proxy card sent to you by the Dissident Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business.

THE BOARD RECOMMENDS VOTING “FOR ALL” OF THE BOARD’S NOMINEES (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) ON PROPOSAL 1,
“FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3 USING THE ENCLOSED WHITE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN, OR VOTE USING
ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE DISSIDENT GROUP.

Whether or not you can attend the Annual Meeting, it is important that your shares be represented at the Annual Meeting. We encourage you to please vote TODAY to ensure your voice is heard. You may vote by marking, signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope. Stockholders may also vote by telephone or via the Internet.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in AIM ImmunoTech.

By Order of the Board of Directors

/s/ William M. Mitchell
William M. Mitchell
Chairman of the Board

Ocala, Florida

[●], 2022

This Notice of 2022 Annual Meeting of Stockholders and the accompanying Proxy Statement are first being made available to stockholders of record as of [●], 2022, on or about [●], 2022.

If you have any questions or require any assistance in voting your shares, please contact our proxy solicitor:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held at [●] a.m., Eastern Daylight Time, on [●], 2022.

The Notice of 2022 Annual Meeting of Stockholders, the Proxy Statement, the Accompanying WHITE Proxy Card, and the Company’s Annual Report on Form 10-K are available at [●].

EXPLANATORY NOTE

AIM ImmunoTech Inc. (the “Company” or “AIM”) is a “smaller reporting company,” as defined by Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a Compensation Discussion and Analysis, a compensation committee report and certain other tabular and narrative disclosures relating to executive compensation.

PRELIMINARY PROXY STATEMENT, DATED SEPTEMBER 9, 2022 – SUBJECT TO COMPLETION

AIM IMMUNOTECH INC.

2117 SW Highway 484

Ocala, FL 34473

INTRODUCTION

This proxy statement (including all appendices attached hereto, this “Proxy Statement”) is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of AIM ImmunoTech Inc. (“AIM,” the “Company,” “we” or “us”) for use at the Company’s 2022 Annual Meeting of Stockholders (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, including under “Executive Compensation.” References to “2021,” “2020,” “2019” and the like refer to the fiscal year ending, or ended, on December 31 of that year. As this summary does not contain all of the information that you should consider, we encourage you to carefully read the entire Proxy Statement for more information before voting.

THE ANNUAL MEETING

2022 Annual Meeting of Stockholders

Time and Date:	On [●], 2022, at [●] a.m., Eastern Daylight Time.

Place:	2117 SW Highway 484, Ocala, Florida 34473.

Record Date:	The close of business on [●], 2022 (the “Record Date”).

Proxy Materials:	The Notice of 2022 Annual Meeting of Stockholders, this Proxy Statement, the accompanying WHITE proxy card, and the Company’s Annual Report on Form 10-K are first being sent to stockholders of record as of the Record Date on or about [●], 2022.

Proposals and Board Recommendations for Voting

PROPOSAL	RECOMMENDATION ON THE WHITE PROXY CARD	PAGE
Proposal 1 – Election of three directors to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal	FOR ALL	[●]

Proposal 2 – Ratification, on an advisory (non-binding) basis, of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	[●]

Proposal 3 – Approval, on an advisory (non-binding) basis, of our named executive officer compensation	FOR	[●]

Your vote will be especially important this year. You may also receive solicitation materials from Jonathan Jorgl (together, with the other participants in Mr. Jorgl’s solicitation, the “Dissident Group”). The Company is not responsible for the accuracy of any information provided by the Dissident Group in solicitation materials filed or disseminated by or on behalf of the Dissident Group or any other statements that the Dissident Group may make.

As you may be aware, the Dissident Group submitted documents to the Company purporting to provide notice (the “Purported Nomination Notice”) of Mr. Jorgl’s intent to nominate directors candidates for election to the Board at the Annual Meeting. The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Company’s Restated and Amended Bylaws (the “Bylaws”). Mr. Jorgl has sued the Company and its directors in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”), seeking, among other remedies, declaratory judgment that the Purported Nomination Notice was valid. The case is pending, and the Delaware Chancery Court has scheduled a hearing on Mr. Jorgl’s motion for a preliminary injunction for October 5, 2022.

Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Jorgl will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. As Mr. Jorgl’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Jorgl’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is valid, then the Company will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of the purported dissident nominees on a universal proxy card and mail the revised proxy statement and WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

OUR BOARD DOES NOT ENDORSE ANY OF MR. JORGL’S PURPORTED NOMINEES AND URGES YOU TO DISREGARD ANY MATERIALS SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP AND NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY OR ON BEHALF OF THE DISSIDENT GROUP.

If you vote, or have previously voted, using a proxy card sent to you by the Dissident Group, you can subsequently revoke that proxy by following the instructions on the enclosed WHITE proxy card to vote over the Internet or by telephone or by completing, signing and dating the WHITE proxy card and mailing it in the postage-paid envelope provided. Only your latest dated vote will count. Any proxy may be revoked prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED WHITE PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE WHITE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

THE BOARD RECOMMENDS A VOTE “FOR ALL” OF OUR BOARD’S NOMINEES
(THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH)
ON PROPOSAL 1 USING THE ENCLOSED WHITE PROXY CARD.

For more information and up-to-date postings, please go to www.aimimmuno.com. Information on our website is not, and will not be deemed to be, a part of this Proxy Statement or incorporated into any of our other filings with the SEC. If you need assistance with voting or have any questions, please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders may call toll free at (800) 662-5200. Banks and brokers may call collect at (203) 658-9400.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible so that your shares are represented. We urge you to vote TODAY by completing, signing and dating the enclosed WHITE proxy card and promptly mailing it in the postage pre-paid envelope provided or following the instructions on the enclosed WHITE proxy card to vote via the Internet or by telephone. Returning your WHITE proxy card will not prevent you from voting at the Annual Meeting but will ensure that your vote is counted if you are unable to attend.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s Annual Meeting to be held on [●], 2022, at [●] a.m. Eastern Daylight Time, at 2117 SW Highway 484, Ocala, Florida 34473. These materials were first sent or made available to stockholders on or about [●], 2022, by mail. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

These materials also include a WHITE voting instruction form or WHITE proxy card for the Annual Meeting. WHITE voting instruction forms and WHITE proxy cards are being solicited on behalf of the Board. The Company’s proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

When and where will the Annual Meeting be held?

The Annual Meeting is scheduled to be held at [●] a.m., Eastern Daylight Time, on [●], 2022, at the Company’s offices located at 2117 SW Highway 484, Ocala, Florida 34473. Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. In accordance with the Company’s security procedures, all persons attending the Annual Meeting must present picture identification along with proof of ownership. If you are a stockholder of record, please be prepared to provide the top portion of your WHITE proxy card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your broker. Cameras and recording devices will not be permitted at the Annual Meeting. Even if you plan to attend the Annual Meeting, we strongly urge you to vote in advance by completing, signing, and dating the enclosed WHITE voting instruction form or WHITE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by telephone, as soon as possible.

What is a proxy?

A proxy is your legal designation of another person (your “proxy”) to vote the shares of common stock you own at the Annual Meeting. By completing and returning the proxy card(s), which identify the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your shares of common stock as you have instructed. By voting via proxy, each stockholder is able to cast his or her vote without having to attend the Annual Meeting.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares of common stock in different ways (e.g., different names, trusts, custodial accounts, joint tenancy) or in multiple accounts. If your shares of common stock are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information directly from your brokerage firm, bank, trust, or other nominee. It is important that you complete, sign, date and return each WHITE proxy card you receive, or vote using the telephone, or by using the Internet as described in the instructions included with your WHITE proxy card(s). You also may receive materials, including a proxy statement and proxy card from Mr. Jorgl and the other members of the Dissident Group.

Why might I be receiving proxy materials from Mr. Jorgl and the Dissident Group?

As further described in the “Background of the Solicitation” section of this Proxy Statement, on July 8, 2022, Mr. Jorgl submitted the Purported Nomination Notice on behalf of the Dissident Group. The Purported Nomination Notice purported to provide the Company notice of Mr. Jorgl’s intent to nominate director candidates for election to the Board at the Annual Meeting.

The Company has informed the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws. Mr. Jorgl has sued the Company and its directors in the Delaware Chancery Court, seeking, among other remedies, declaratory judgment that the Purported Nomination Notice was valid. The case is pending, and the Delaware Chancery Court has scheduled a hearing on Mr. Jorgl’s motion for a preliminary injunction for October 5, 2022.

Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Jorgl will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Mr. Jorgl and the other members of the Dissident Group, including opposition proxy statements and proxy cards. As Mr. Jorgl’s nominations will not be recognized as valid nominations under Delaware law unless otherwise so determined by a Delaware court, the WHITE proxy card accompanying this Proxy Statement does not include the names of Mr. Jorgl’s purported nominees on a “universal proxy card.” However, if the result of the litigation is that the Purported Nomination Notice is valid, then the Company will amend this Proxy Statement and the accompanying WHITE proxy card to reflect those developments and to include the names of the purported dissident nominees on a universal proxy card and mail the revised proxy statement and WHITE universal proxy card to stockholders. In addition, in this scenario, no proxies or votes received on the Company’s previously circulated proxy card will be recognized or tabulated at the Annual Meeting. Accordingly, if you vote on the Company’s WHITE proxy card accompanying this Proxy Statement and the result of the litigation is that the Purported Nomination Notice is valid, your votes will not be recognized or tabulated, and you will have to vote again for your vote to be counted.

We strongly urge you NOT to sign or return any proxy cards sent by or on behalf of the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. If you have already voted using a proxy card sent to you by the Dissident Group, you can revoke it by (1) executing and delivering the enclosed WHITE proxy card, voting over the Internet using the Internet address on the enclosed WHITE proxy card or voting by telephone using the toll-free number on the enclosed WHITE proxy card or (2) voting in person at the Annual Meeting. Only your last-dated proxy submitted will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

What should I do if I receive a proxy card or other proxy materials from the Dissident Group?

As noted above, the Company has informed Mr. Jorgl and the Dissident Group that the Purported Nomination Notice is invalid due to its failure to comply with the Bylaws. Unless the result of the litigation is that the Purported Nomination Notice is valid, any director nominations made by Mr. Jorgl will be disregarded, and no proxies or votes in favor of his purported nominees will be recognized or tabulated at the Annual Meeting. Nonetheless, you may receive proxy solicitation materials from, or on behalf of, Mr. Jorgl and the other members of the Dissident Group, including opposition proxy statements and proxy cards.

The Board strongly urges you not to sign or return any proxy card sent to you by the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. If you vote on any proxy card other than the WHITE proxy card provided to you by the Company, you may risk your vote not being counted as a valid vote by proxy card.

If you have any questions or need assistance voting, please contact the Company’s proxy solicitor Morrow Sodali LLC (“Morrow Sodali”) at: (800) 662-5200 or AIM@investor.MorrowSodali.com.

What matters will be voted on at the Annual Meeting?

We are aware of three matters that stockholders may vote on at the Annual Meeting. The following items are each listed on the WHITE proxy card:

1.	The election of three directors to serve on the Board until the 2023 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

2.	The ratification, on an advisory (non-binding) basis, of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

3.	Approval, on an advisory (non-binding) basis, of our named executive officer compensation (Proposal 3).

We will also transact such other matters as may properly come before the Annual Meeting.

Could other matters be decided at the Annual Meeting?

The Board does not intend to present to the Annual Meeting any business other than the proposals described in this Proxy Statement. Our Board is not aware of any other business to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the individuals named as proxies, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What are the Board’s voting recommendations?

The Board unanimously recommends that you vote your shares using the WHITE proxy card:

●	FOR ALL of the Board’s nominees to be elected to serve on the Board until the 2023 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on an advisory (non-binding) basis, of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

●	FOR the approval, on an advisory (non-binding) basis, of our named executive officer compensation (Proposal 3).

All shares represented by validly executed WHITE proxy cards received prior to the taking of the vote at the Annual Meeting will be voted by the designated proxy holders and, where a stockholder specifies by means of the WHITE proxy card a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

THE BOARD RECOMMENDS A VOTE FOR ALL OF OUR BOARD’S NOMINEES LISTED ON THE ENCLOSED WHITE PROXY CARD. If you indicate on your WHITE proxy card, via the Internet or by telephone that you want to withhold authority to vote for a particular nominee, then your shares will not be voted for that nominee.

Do I have to attend the meeting to vote?

No. If you want to have your vote count at the Annual Meeting, but not actually attend the meeting, you may vote by granting a proxy or—for beneficial owners (i.e., “street name” stockholders)—by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail.

In the United States, if you are not in possession of your voting proxy or instruction form, please contact your broker or bank for assistance in obtaining a duplicate control number.

Do Europeans holding Company Common Stock have to vote a different way?

Yes. Europeans must contact their custodian bank or broker directly, as European banks and brokerage houses do not necessarily forward the proxy materials to stockholders. As we are a Delaware corporation, there is no need for your bank or brokerage house to block your shares. Banks and brokerage houses simply need to certify the number of shares owned by their clients on [●], 2022 (the Record Date) and cast votes on your behalf by [●], 2022 (5:00 p.m., U.S. Eastern Daylight Time).

The proxy materials are available at: [●]

How may I obtain a printed copy of the proxy materials?

To receive free of charge a separate copy of the Notice and this Proxy Statement or the Company’s Annual Report on Form 10-K, stockholders may write or call our offices at the following:

AIM ImmunoTech, Inc.

Attn: Investor Relations

2117 SW Highway 484

Ocala, Florida 34473

(352) 448-7797

Beneficial owners (i.e., “street name” stockholders) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information.

What is the Record Date and what does it mean?

Our Board established [●], 2022 as the Record Date for the Annual Meeting to be held on [●], 2022. Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.

What is the difference between a “registered stockholder” and a “street name stockholder?”

These terms describe how your shares of common stock are held.

If your shares of common stock are registered directly in your name with American Stock Transfer & Trust Company (“AST”)—the Company’s transfer agent—you are a stockholder of record (also known as a “registered stockholder”).

If your shares of common stock are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a beneficial owner (i.e., a “street name” stockholder). As the beneficial owner, you have the right to instruct the broker, bank, or other nominee how to vote the shares of common stock in your account. Please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you will not be able to vote the shares of which you are the beneficial owner in person at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares.

How many shares of common stock are entitled to vote at the Annual Meeting?

As of [●], 2022, the Record Date, there were approximately [●] shares of the Company’s common stock, par value $0.001 per share, outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on all matters. There is no cumulative voting, and the holders of the Company’s common stock vote together as a single class. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

For the Annual Meeting, under our Bylaws, the required quorum for the transaction of business at the Annual Meeting is 40% of the shares of common stock entitled to vote at the Annual Meeting, or by proxy.

For purposes of determining whether a quorum is present, each share of common stock is deemed to entitle the holder to one vote per share.

Your shares will be counted for purposes of determining if there is a quorum if you:

●	Are entitled to vote and you are present in person at the Annual Meeting; or

●	Have properly voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Abstentions and broker non-votes (if any) are counted as present for purposes of establishing a quorum at the Annual Meeting. However, if you receive proxy materials from or on behalf of both the Company and the Dissident Group, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting. As a result, there would be no broker non-votes by such brokers. If you receive proxy materials from or on behalf of both the Company and the Dissident Group and you do not submit any voting instructions to your broker, bank or other nominee, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. For additional information regarding broker non-votes, please see “How do abstentions, against votes, broker non-votes, withhold votes and unmarked WHITE proxy cards affect the voting results?” in this Proxy Statement. A properly executed and valid proxy marked “withhold” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting.

What vote is required to approve each proposal?

Proposal 1 – Election of Directors. Directors will be elected by a plurality of the votes cast by holders of shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the three nominees for director who receive the most votes cast by the shares represented in person or by proxy at the Annual Meeting and entitled to vote in the election will be elected at the Annual Meeting.

Proposal 2 – Ratification of Selection of BDO USA, LLP. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to ratify the selection of BDO USA, LLP (Proposal 2). If the stockholders do not ratify the appointment, the Audit Committee of the Board (the “Audit Committee”) will consider any information submitted by the stockholders in determining whether to retain BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Proposal 3 – Advisory Vote on Our Named Executive Compensation. The affirmative vote of the holders of a majority in voting power of the shares of our common stock, represented in person or by proxy at the Annual Meeting and entitled to vote on the matter, is required to approve, on an advisory basis, the executive compensation of our named executive officers (Proposal 3). Although the advisory vote on Proposal 3 is non-binding—as provided by law—the Compensation Committee of our Board (the “Compensation Committee”) will review the results of the votes and will take them into account in making a determination concerning executive compensation.

How do abstentions, against votes, broker non-votes, withhold votes and unmarked WHITE proxy cards affect the voting results?

Abstentions and Broker Non-Votes. Abstentions, against votes and withhold votes, if any, will have no effect on the outcome of Proposal 1. Broker discretionary voting is not permitted on Proposal 1, and broker non-votes, if any, will have no effect on the outcome of Proposal 1.

An abstention will have the same effect as a vote “against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2. Broker discretionary voting will also not be permitted on Proposal 2 if the Dissident Group delivers its proxy materials to your broker, bank or other nominee on your behalf. If the Dissident Group does not provide you with a proxy card or voting instruction form, your broker, bank or other nominee will be able to vote your shares with respect to Proposal 2, and broker non-votes will not be applicable.

An abstention will have the same effect as a vote “against” Proposal 3. Broker non-votes, if any, will have no effect on the outcome of Proposal 3. Broker discretionary voting is not permitted on Proposal 3, and broker non-votes, if any, will have no effect on the outcome of Proposal 3.

If you receive proxy materials from or on behalf of both the Company and the Dissident Group, then brokers holding shares in your account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting. As a result, there would be no broker non-votes at the Annual Meeting.

Unmarked White Proxy Cards. If you sign and return a WHITE proxy card or otherwise vote as directed herein, but do not mark how your shares are to be voted, the individuals named as proxies therein will vote your shares in accordance with the recommendation of the Board on the three proposals; therefore, if no direction is made, an unmarked but signed WHITE proxy card will be voted:

●	FOR ALL of the Board’s nominees to be elected to serve on the Board until the 2023 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (Proposal 1);

●	FOR the ratification, on an advisory (non-binding) basis, of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal 2); and

●	FOR the approval, on an advisory (non-binding) basis, of our named executive officer compensation (Proposal 3).

If any other matters properly come before the Annual Meeting, the individuals named as proxies therein, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Where will I be able to find voting results of the Annual Meeting?

Voting results will be tallied by the inspector of election. The Company will report the preliminary results in a Current Report on Form 8-K, to be filed with the U.S. Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting, and the final results as soon as practicable following certification by the inspector of election.

How do I vote my shares of common stock?

Whether you are a stockholder of record or are a beneficial owner holding any of your shares of common stock in “street name,” such as in a stock brokerage account with a broker or through a bank or other nominee, you may vote in the following ways:

By Phone	By Internet
Vote by dialing the number on the WHITE proxy card or WHITE voting instruction form and following the easy voice prompts.	Follow the instructions included on the WHITE proxy card or WHITE voting instruction form.
By Mail	In Person
If you request printed copies of the proxy materials by mail, you will receive a WHITE proxy card and you may vote the proxy by filling out the WHITE proxy card and returning it in the enclosed postage-paid envelope.	Attend the Annual Meeting and vote in person. If you hold any shares in “street name,” you may not vote in person unless you bring with you a legal proxy from the organization that holds your shares.

The deadline for voting by telephone or by Internet will vary depending upon how you vote your shares. Please follow the instructions shown on your WHITE proxy card or WHITE voting instruction form.

If you are not the stockholder of record, please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares on the WHITE voting instruction form. Your vote is important. You are also invited to attend the Annual Meeting. However, if you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a legal proxy from the stockholder of record authorizing you to vote the shares of common stock.

Certain of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you submit every WHITE proxy card or WHITE voting instruction form you receive.

The Dissident Group has notified the Company that the Dissident Group intends to file its own proxy statement with the SEC in connection with the solicitation of proxies from stockholders of the Company. Accordingly, you may receive solicitation materials from the Dissident Group seeking your proxy to vote in favor of Mr. Jorgl’s purported nominees.

If you do receive any materials other than from the Company, our Board urges you NOT to sign or return any proxy card sent to you by the Dissident Group even if the Dissident Group’s proxy card provides an option to vote for the Board’s nominees. Our Board recommends a vote FOR ALL of the Board’s nominees by submitting the enclosed WHITE proxy card.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

If you are a stockholder of record, you may revoke your proxy or change your vote prior to the Annual Meeting by:

●	Voting again at a later time via the Internet or by telephone;

●	Signing, dating, and returning a new proxy card or voting instruction form with a later date;

●	Signing, dating, and mailing an instrument revoking the proxy to the attention of the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473; or

●	Attending the Annual Meeting and voting.

If you are a beneficial owner of your shares and you have instructed your bank, broker, or other nominee to vote your shares, you may change your vote prior to the Annual Meeting by following directions provided by your bank, broker or other nominee to change such voting instructions. If you hold shares in “street name,” your attendance at the Annual Meeting will not revoke your voting instructions. In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

If you vote, or have previously voted, using a proxy card or voting instruction form sent to you by the Dissident Group, you may change your vote by completing, signing, dating, and returning the enclosed WHITE proxy card in the postage-paid envelope provided, or by voting via the Internet or by telephone by following the instructions on the WHITE proxy card or WHITE voting instruction form. Please note that submitting a proxy card sent to you by the Dissident Group will revoke votes you have previously made via the Company’s WHITE proxy card.

Voting on a proxy card or voting instruction form sent to you by the Dissident Group—even to withhold with respect to any of Mr. Jorgl’s purported nominees—is not the same as voting for our Board’s nominees on the WHITE voting instruction form or WHITE proxy card because a vote to withhold with respect to any of Mr. Jorgl’s purported nominees on the Dissident Group’s voting instruction form or proxy card will revoke any WHITE voting instruction form or WHITE proxy card you may have previously submitted.

How will my proxy be voted?

If you complete, sign, date and return your WHITE proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you are a stockholder of record, and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, your shares of common stock will be voted as our Board recommends for each of the proposals. If you are a beneficial owner (i.e., a “street name” stockholder), and you sign and date your WHITE proxy card(s) but do not indicate how you want to vote, then the organization that holds your shares of common stock may generally vote on “routine” matters (also referred to as “discretionary matters”) but cannot vote on “non-routine” matters (also referred to as “non-discretionary matters”), as determined by applicable SEC and New York Stock Exchange (“NYSE”) rules. Please see What if my shares of common stock are held in “street name” by my broker? below.

What if my shares of common stock are held in “street name” by my broker?

Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your shares of common stock in your broker’s name and wish to vote at the Annual Meeting, you must contact your broker and request a document called a “legal proxy.” You must obtain this legal proxy in order to vote at the Annual Meeting. Even if you plan to attend the Annual Meeting, management strongly recommends that you vote your shares prior to attending the meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters, as determined by applicable SEC and NYSE rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Each of Proposal 1 and Proposal 3 included in this Proxy Statement is considered to be a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares on these proposals if you do not provide them with specific voting instructions.

Typically, the ratification of the appointment of registered public accounting firm is considered a “routine” proposal, and brokers have discretion to vote on that matter even if no instructions are received from the “street name” holder. However, to the extent that the Dissident Group provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” brokers will not have discretionary voting authority to vote on any of the proposals presented at the Annual Meeting. Broker non-votes are not counted in the tabulations of the votes cast or present at the Annual Meeting and entitled to vote on any of the proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of the proposals. Accordingly, if the Dissident Group provides a proxy card or voting instruction form to stockholders who hold their shares in “street name,” Proposal 2 included in this Proxy Statement will be a non-routine matter, and therefore brokers, banks or other nominees will not have authority to vote your shares if you do not provide them with specific voting instructions.

If, however, the Dissident Group does not provide a proxy card or voting instruction form to stockholders who hold their shares in “street name,” then Proposal 2 would be considered to be a routine matter, and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions. However, in that event, it is possible that a broker may choose not to exercise discretionary authority with respect to the Proposal 2. In that case, if you do not instruct your broker how to vote with respect to Proposal 2, your broker may not vote with respect to such proposal.

What are the Board’s recommendations on how I should vote my shares of common stock?

The Board recommends that you vote your shares of common stock using a WHITE proxy card as follows:

1.	FOR ALL of the Board’s nominees (Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth) to be elected to serve on the Board until the 2023 Annual Meeting of Stockholders, until their successors are duly elected and qualified or until their earlier death, resignation or removal (see Proposal 1);

2.	FOR the ratification, on an advisory (non-binding) basis, of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (see Proposal 2); and

3.	FOR the approval, on an advisory (non-binding) basis, of our named executive officer compensation (see Proposal 3).

We do not expect any additional matters to be presented for action at the Annual Meeting other than the matters described in this Proxy Statement. However, by signing, dating and returning your WHITE proxy card or by following the instructions on the enclosed WHITE proxy card to submit your proxy and voting instructions via the Internet or phone, you will give to the persons named as proxies discretionary voting authority, to the extent authorized by Rule 14a-4(c) of the Exchange Act, with respect to any other matter that may properly come before the Annual Meeting. The proxies will vote on any such matter in accordance with their best judgment to the extent authorized by Rule 14a-4(c) of the Exchange Act.

Does the Company have cumulative voting?

No.

Who may attend the Annual Meeting?

Attendance at the Annual Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company. Access to the Annual Meeting may be granted to others at the discretion of the Company and the chair of the Annual Meeting. In accordance with the Company’s security procedures, all persons attending the Annual Meeting must present picture identification along with proof of ownership. If you are a stockholder of record, please be prepared to provide the top portion of your WHITE proxy card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your broker. Cameras and recording devices will not be permitted at the Annual Meeting.

Is a list of stockholders of record available?

The Company’s list of stockholders as of the Record Date and entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the Annual Meeting and for 10 days prior to the Annual Meeting during ordinary business hours at 2117 SW Highway 484, Ocala, Florida 34473, the Company’s principal place of business. The stockholder list will also be open to the examination of any stockholder during the Annual Meeting at the place of the meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	As necessary to meet applicable legal requirements;

●	To allow for the tabulation and certification of votes; and

●	To facilitate a proxy solicitation.

Who is paying the costs of the proxy solicitation?

The Company will bear the cost of the solicitation of proxies by the Company and Board. For additional information regarding the cost of this solicitation, please see the section “Solicitation of Proxies” in this Proxy Statement.

Who should I call if I have questions about the Annual Meeting?

If you have any questions or require assistance voting on the WHITE voting instruction form or WHITE proxy card, or if you need additional copies of the proxy materials, please contact our proxy solicitation firm Morrow Sodali at:

Morrow Sodali LLC

509 Madison Avenue Suite 1206

New York, NY 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: AIM@investor.MorrowSodali.com

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of 2022 Annual Meeting of Stockholders, this Proxy Statement, the Accompanying WHITE Proxy Card, and the Company’s Annual Report on Form 10-K are available at [●]

BACKGROUND OF THE SOLICITATION

In July 2020, Thomas Equels, AIM ImmunoTech Inc.’s CEO, was introduced to Franz Tudor, who offered to assist AIM with international business development and marketing of its drug Ampligen, an immuno-modulator with broad spectrum activity being developed by AIM to treat cancers, viral diseases and disorders of the immune system. Mr. Tudor requested that AIM hire him as a consultant for international business development.

AIM subsequently researched Mr. Tudor’s background and discovered that Mr. Tudor had previously been indicted for and pled guilty to insider trading criminal charges brought by the Department of Justice, and also settled insider trading civil charges brought by the SEC. The SEC Litigation Release from August 2, 2011 regarding the matter stated that Mr. Tudor consented to the entry of an SEC order (the “SEC Injunction”) pursuant to which he is “barred from association with any broker, dealer, investment advisor, municipal securities dealer, or transfer agent, and barred from participating in any offering of a penny stock, including: acting as a promoter, finder, consultant, agent or other person who engages in activities with a broker, dealer or issuer for purposes of the issuance or trading in any penny stock, or inducing or attempting to induce the purchase or sale of any penny stock.” Like a number of other SEC injunctions issued at the time, the SEC Injunction was later partially vacated on July 5, 2019 to remove the bar on association with any investment advisor, municipal securities dealer, or transfer agent. The rest of the SEC Injunction remains in force.

On August 6, 2020, Mr. Equels emailed Mr. Tudor to communicate that AIM would not be hiring Tudor or his business for business development purposes.

Following Mr. Equels’ email, Mr. Tudor contacted multiple important business partners and contacts of AIM, including, for example, a multinational healthcare company, a biopharma company, a research institution conducting clinical trials with Ampligen, and a Food and Drug Administration (FDA) lobbyist. On occasion, Mr. Tudor misrepresented that, or held himself out as though, he was acting on behalf of AIM. As a result, AIM had to notify certain business contacts that Mr. Tudor was not in fact employed by or acting on behalf of AIM.

During this period, Mr. Tudor also sent several dozen unsolicited communications to AIM, its management team, directors and investor relations (“IR”) firm.

On October 16, 2020, as a result of Mr. Tudor’s communications with AIM and its regulators and potential business partners becoming, in AIM’s view, highly inappropriate, AIM’s counsel emailed Mr. Tudor to direct him to immediately cease and desist from representing to anyone that he was in any way authorized to speak on behalf of AIM and from further interference with AIM and its operations.

Mr. Tudor continued his pattern of contacting AIM and certain of its representatives and advisors in a manner that AIM believed was disruptive to the business. Therefore, on February 25, 2021, AIM filed an action in a court in Marion County, Florida seeking an injunction against Mr. Tudor to enjoin him from further interfering with AIM’s employees, business partners, clinical sites, clinical investigators, and regulators and from representing that he is affiliated with or an authorized representative of AIM.

On August 13, 2021, Mr. Tudor was indefinitely enjoined by a judge in the Circuit Court of the Fifth Judicial District, In and For Marion County, Florida, from contacting any of AIM’s business relations (the “Marion County Injunction”).

Despite the SEC Injunction and Marion County Injunction, Mr. Tudor has continued to contact an investment bank and IR firm retained by AIM and has ignored directives from AIM and its counsel to cease any further contacts.

On July 30, 2020, Mr. Tudor sent a message to an AIM employee claiming to represent over 1 million shares of AIM stock between his own holdings and the funds he consults for.

On August 14, 2020, Todd Deutsch, who AIM understands has been an acquaintance of Mr. Tudor since at least the early 2000s when they were both employed at the Galleon Group hedge fund, emailed AIM claiming to be one of AIM’s top stockholders with over 600,000 shares of common stock. On June 12, 2022, Mr. Deutsch claimed to have increased his holdings by approximately fourfold to 4.9% of AIM’s shares of common stock.

AIM believes Mr. Tudor and Mr. Deutsch have been in contact regarding their investments in AIM for over a year. For example, on February 4, 2021, Mr. Tudor emailed AIM and copied Mr. Deutsch on his email. During March and April 2022, on numerous occasions, Mr. Tudor emailed a representative of AIM’s IR firm, and then shortly thereafter, Mr. Deutsch sent an email to Mr. Equels forwarding one of Mr. Tudor’s emails, even though Deutsch had not been shown as a recipient on Mr. Tudor’s original emails. During this period, Mr. Tudor and Mr. Deutsch also frequently sent emails to AIM and AIM’s IR firm at the same time with the same subject line and subject matter. For example, on April 19, 2022, Mr. Tudor sent an email to AIM’s IR firm at 11:54 AM with the subject line “XBI Bouncing & CMPI TLR9 Acquired”. Three minutes later, at 11:57 AM, Mr. Deutsch sent an email to AIM with the exact same subject line: “XBI Bouncing & CMPI TLR9 Acquired”.

Mr. Deutsch has also been in contact with Ted Kellner, a Milwaukee businessman, regarding their investments in AIM. In multiple conversations with AIM’s IR firm, Mr. Deutsch said that he had convinced Mr. Kellner to invest in AIM and that Mr. Kellner holds a significant amount of shares of AIM common stock. According to Mr. Kellner, he and Mr. Deutsch have known each other for years and invested in more than 20 companies together.

On March 30, 2022, Mr. Deutsch asked AIM’s IR firm to schedule a phone call for himself and Mr. Kellner to speak with the IR firm. Then, in the process of scheduling the phone call, Mr. Deutsch sent the correspondence to Mr. Tudor, asking if the proposed time for the call worked for Mr. Tudor, but he inadvertently left a representative of AIM’s IR firm on the email chain. Mr. Deutsch, upon realizing what he had done, promptly apologized to AIM’s IR firm and removed Mr. Tudor from the email chain. AIM believes Messrs. Deutsch and Kellner intended to schedule a phone call with AIM and its IR firm, during which Mr. Tudor would silently participate unbeknownst to AIM or its IR firm.

On April 18, 2022, Walter Lautz submitted a shareholder proposal pursuant to Rule 14a-8 of the Exchange Act, seeking the inclusion of Robert Chioini and Daniel Ring in AIM’s proxy materials each as a nominee for election as a director of AIM (the “Lautz Proposal”). In the Tudor Motion to Dismiss (as defined below), Mr. Tudor admitted that he suggested that Mr. Lautz contact Mr. Chioini and Mr. Ring as potentially interested parties for the Lautz Proposal.

On April 28, 2022, AIM rejected the Lautz Proposal because Rule 14a-8 explicitly states that a basis for a company to exclude a shareholder proposal is if the proposal “[s]eeks to include a specific individual in the company’s proxy materials for election to the board of directors.”

On May 9, 2022, AIM sent a letter to the SEC requesting that the SEC issue a no-action letter regarding AIM’s decision to reject the Lautz Proposal and exclude it from its proxy materials for the Annual Meeting.

On June 27, 2022, AIM received a no-action letter from the SEC confirming there was a basis for the Board to exclude the Lautz Proposal. Mr. Lautz was copied on the SEC’s no-action letter.

The same day, June 27, 2022, that the SEC issued its no-action letter agreeing with AIM that there was a basis for excluding the Lautz Proposal from AIM’s proxy materials for the Annual Meeting, Jonathan Jorgl purchased 1,000 shares of AIM common stock.

On July 8, 2022, AIM received the Purported Nomination Notice from Mr. Jorgl, dated July 8, 2022, purporting to nominate Mr. Chioini and Michael Rice as candidates for election to the Board at the Annual Meeting.

According to Mr. Chioini, he and Mr. Tudor have known each other for some time. Mr. Chioini and Mr. Tudor previously worked together at Rockwell Medical, where Mr. Chioini was the CEO until 2018. Concurrently, the investor relations firm founded by Mr. Rice, LifeSci Advisors, worked for Rockwell Medical. Mr. Chioini and Mr. Tudor subsequently worked together at SQI diagnostics, and Messrs. Chioini and Tudor have each confirmed that they discussed Mr. Chioini’s potential nomination to the Board.

On July 14, 2022, the Board unanimously voted to reject the Purported Nomination Notice because it failed to comply with the Bylaws. The Bylaws require a stockholder who is making a nomination to disclose a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made. Based on the historical connections among Messrs. Tudor, Chioini, Rice, Deutsch, Lautz and Kellner (and their respective histories with AIM), and the implausibility that Mr. Jorgl, who had no prior ownership of AIM stock and owned under $1,000 worth of AIM stock, would commence a proxy contest for control of a public company board involving candidates connected to a group of stockholders who claimed to collectively hold over 5% of AIM’s shares while failing to disclose any of these connections, the Board found that the Purported Nomination Notice had failed to disclose the arrangements and understandings required by the Bylaws, and was therefore invalid. Additionally, the Bylaws also require a person making a nomination to disclose their beneficial ownership of AIM common stock, and the Board found that because Mr. Jorgl was in a group with (at a minimum) Messrs. Tudor, Deutsch, Lautz, and Kellner, their shares were imputed to Mr. Jorgl, and he had therefore failed to disclose his beneficial ownership as required by the Bylaws. Because of the defects identified by the Board, the Board unanimously determined that the Purported Nomination Notice was invalid.

At that same meeting, the Board unanimously decided to file a complaint against Messrs. Tudor, Chioini, Rice, Jorgl, Deutsch, Lautz and Kellner (collectively, the “Florida Defendants”), for violations of federal securities laws, including violations of Regulation 13D-G, which requires stockholders forming a group with beneficial ownership in excess of 5% of a company’s outstanding shares to make a filing with the SEC detailing certain information about the members of such a group, their ownership and certain agreements and arrangements among the group members.

On July 15, 2022, AIM filed a lawsuit against the Florida Defendants in the Federal District Court for the Middle District of Florida, seeking (i) a declaration that the Florida Defendants violated Section 13(d) of the Exchange Act; and (ii) an injunction that prevents the Florida Defendants from future violations of the federal securities laws (the “Federal Securities Law Action”).

On July 18, 2022, AIM issued a press release announcing that the Board had rejected the Purported Nomination Notice because it failed to comply with the Bylaws.

On July 19, 2022, AIM sent Mr. Jorgl a letter explaining the Board had unanimously rejected the Purported Nomination Notice for failing to comply with the Bylaws and applicable law in a number of respects.

On July 27, 2022, Mr. Jorgl formed a group with Mr. Chioini, Mr. Rice, and River Rock Advisors LLC “to facilitate payment of certain fees and expenses in connection with the nominations and solicitation of proxies in support of the nominations.”

On July 28, 2022, Mr. Jorgl filed suit against AIM and the members of the Board in the Delaware Chancery Court, seeking declaratory judgment that the Purported Nomination Notice was valid.

On August 5, 2022, Mr. Jorgl sent AIM a notice pursuant to the universal proxy rules applicable to contested elections of directors, reiterating his intent to nominate Mr. Chioini and Mr. Rice for election to the Board at the Annual Meeting and for Messrs. Jorgl, Chioini and Rice and River Rock Advisors, LLC to solicit proxies from holders of at least 67% of the voting power of shares of AIM common stock.

On August 12, 2022, the Delaware Chancery Court held a hearing on Mr. Jorgl’s motion for a temporary restraining order (“TRO”). Mr. Jorgl sought from the Delaware Chancery Court a TRO that would (i) enjoin AIM and the members of the Board from taking any action to prevent Mr. Jorgl from nominating Mr. Chioini and Mr. Rice for election to the Board; (ii) require AIM to list Mr. Chioini and Mr. Rice as valid director candidates in the proxy materials distributed in advance of the Annual Meeting; and (iii) enjoin AIM and the Board from disparaging the candidacies of Mr. Chioini and Mr. Rice prior to the Annual Meeting.

On August 15, 2022, held a second hearing on Mr. Jorgl’s motion for a TRO. At the conclusion of the hearing, the Delaware Chancery Court denied Mr. Jorgl’s motion for a TRO and scheduled the preliminary injunction hearing for October 5, 2022.

Under AIM’s proposed order concerning scheduling, entered by the Delaware Chancery Court on August 15, 2022, AIM agreed to schedule the Annual Meeting to convene the week of October 31, 2022. AIM also agreed that, if requested or ordered by the Delaware Chancery Court, AIM will convene the Annual Meeting for the sole purpose of adjourning it, and will adjourn the Annual Meeting to such date as the Delaware Chancery Court requests (not more than 30 days following the date the meeting is convened), and, if requested or ordered by the Delaware Chancery Court, AIM has agreed to subsequently convene and adjourn the Annual Meeting (for not more than 30 days each time), to ensure the Court has sufficient time to rule on Mr. Jorgl’s motion for a preliminary injunction before a vote is taken on the election of directors at the Annual Meeting.

On August 17, 2022, AIM sent Mr. Jorgl a letter (the “August 17th Letter”) announcing its intent to solicit proxies in favor of the re-election of the following nominees of the Board: Stewart L. Appelrouth, Thomas K. Equels, and William M. Mitchell. The August 17th Letter indicated that because the Purported Nomination Notice did not constitute valid notice of nominations, as indicated in the July 19, 2022 letter to Mr. Jorgl, Mr. Jorgl’s nominations of his purported nominees would be disregarded at the Annual Meeting and AIM was not required to comply with the universal proxy rules that apply to contested elections of directors with respect to Mr. Jorgl’s disregarded nominees. The August 17th Letter expressly disclaimed the applicability of certain notice requirements under the SEC’s new universal proxy rules with respect to Mr. Jorgl’s purported nominees, but indicated that it was being sent to Mr. Jorgl solely to reserve AIM’s right to comply with the universal proxy rules in the event that AIM is required to so comply by applicable law.

On August 18, 2002, Mr. Jorgl sent AIM a demand (the “Stocklist Demand”) for stocklist materials pursuant to Section 220 of the General Corporation Law of the State of Delaware (the “DGCL”).

On August 18, 2022, AIM and Mr. Jorgl each submitted a proposed scheduling order for the leadup to the preliminary injunction hearing and an explanatory letter to the Delaware Chancery Court. Mr. Jorgl’s submission stated that he did not believe any discovery in the matter was warranted. On August 19, 2022, the Delaware Chancery Court entered AIM’s proposed scheduling order and stated Plaintiff must comply with his discovery obligations.

On August 22, 2022, Mr. Tudor entered, a motion for dismissal of the Federal Securities Law Action (the “Tudor Motion to Dismiss”). In the Tudor Motion to Dismiss, Mr. Tudor acknowledged he was acquainted with Messrs. Deutsch, Chioini, Lautz, Kellner and Rice and had consulted with at least Mr. Chioini and Mr. Lautz in connection with Mr. Chioini’s desire to be nominated for election to the Board at the Annual Meeting, among other things.

On August 25, 2022, outside counsel for AIM responded to the Stocklist Demand, agreeing that AIM would provide the pertinent stocklist materials in AIM’s possession to Mr. Jorgl, subject to entry into a customary confidentiality agreement and reimbursement of AIM’s related expenses. Counsel for AIM and Mr. Jorgl subsequently negotiated the terms of the confidentiality agreement.

On September 9, 2022, AIM filed a preliminary proxy statement with the SEC in connection with the Annual Meeting.

INFORMATION CONCERNING BOARD MEETINGS

The Board is responsible for the management and direction of AIM and for establishing broad corporate policies. A primary responsibility of the Board is to provide effective governance over the Company’s affairs for the benefit of its stockholders. In all actions taken by the Board, the directors are expected to exercise their business judgment in what they reasonably believe to be the best interests of the Company. In discharging that obligation, directors may rely on the honesty and integrity of the Company’s senior executives and its outside advisers and auditors.

The Board and various committees of the Board meet periodically throughout the year to receive and discuss operating and financial reports presented by the Chief Executive Officer and Chief Financial Officer, as well as reports by other members of senior management, experts and other advisers. Directors are expected to personally attend Board meetings unless the meeting is held by teleconference. The Board held seven meetings in 2021 and executed eight unanimous consents. All Directors were in attendance for the meetings, as well as for the 2021 Annual Meeting of Stockholders, held on October 7, 2021.

In 2021, the non-employee (independent) directors did not meet without employee directors or management personnel present. Interested persons who wish to contact the Chairman of the Board or other non-employee Directors, can do so by sending written comments through the Office of the Secretary of the Company at AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473. The Office will either forward the original materials as addressed, or provide directors with summaries of the correspondence, with the originals available for review at the directors’ request.

CONDUCT OF THE MEETING

The Chairman of our Board (or any person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. This authority includes establishing rules of conduct for stockholders who wish to address the meeting, including limiting questions to the order of business and to a certain amount of time. Copies of these rules will be available at the meeting. To ensure that the meeting is conducted in a manner that is fair to all stockholders, the Chairman (or such person designated by our Board) may also exercise broad discretion in recognizing stockholders who wish to speak, in determining the extent of discussion on each item of business and in managing disruptions or disorderly conduct.

CORPORATE GOVERNANCE

Our Board has adopted corporate governance guidelines. These guidelines address items such as the standards, qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have a code of conduct that applies to all our employees, including our executive officers and our directors. The code of conduct is posted under “Corporate Governance” in the Investors section of our website at https://aimimmuno.com/corporate-governance/. We will disclose under “Corporate Governance” in the Investors section of our website any amendments to, or any waivers under, the code of conduct that are required to be disclosed by the rules of the SEC. Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Disclosure Controls Committee, and the Corporate Governance and Nominating Committee. The Board also has an Executive Committee, which did not meet in 2021. Each committee operates under a written charter, which are available on our website https://aimimmuno.com/corporate-governance. Detailed information on our Board and its committees can be found within the attached document.

BOARD STRUCTURE

The Board currently separates the roles of Chairman of the Board of Directors and CEO of the Company. Periodically, our Corporate Governance and Nomination Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Currently, the independent Chairman position is held by William Mitchell and our CEO is Thomas Equels.

The current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman. The Chairman sets the agenda for, and presides over, board meetings and independent sessions and coordinates the work of the committees of our Board, providing independent oversight and streamlining the CEO’s duties. The Board believes this governance structure promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

INFORMATION CONCERNING COMMITTEES OF THE BOARD

The Board maintains the following committees:

Executive Committee

In February 2016, our Board formed the Executive Committee. The Executive Committee reports to the Board, and its purpose is to aid the Board in handling matters which, in the opinion of the Chairman of the Board, should not be postponed until the next scheduled meeting of the Board. Mr. Equels, our Chief Executive Officer is the chair of the Committee, and is a member of the Committee along with two of our independent directors, Mr. Appelrouth and Dr. Mitchell. The full text of the Executive Committee Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance”. The Committee did not meet in 2021.

Compensation Committee

The Compensation Committee consists of the following two directors, each of whom is “independent” under applicable NYSE American rules, a “Non-Employee Director” as defined in Rule 16b-3 under the Exchange Act, and an “Outside Director” as defined under the U.S. Treasury regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”): Dr. William Mitchell, M.D. (Chair) and Stewart L. Appelrouth.

The Compensation Committee oversees implementation and administration of the Company’s compensation and employee benefits programs with the goal of attracting, retaining and motivating executives and officers, as well as other employees, to improve their performance and the Company’s financial performance. In that regard, the Compensation Committee (1) reviews and approves corporate goals and objectives relevant to compensation; (2) evaluates the performance and compensation of the Company’s officers and executives and reviews the compensation of all other non-officer executives of the Company that are considered highly paid; (3) reviews and approves employment agreements, severance agreements, change of control agreements, deferred compensation agreements, perquisites and similar compensation arrangements of the Company’s executive officers; (4) makes recommendations to the Board on the compensation of non-employee members of the Board; (5) administers the Company’s incentive and equity-based compensation plans, including, approving the grant of equity awards under such plans, reviewing such plans and making recommendations to the Board regarding the adoption, amendment or termination of such plans; (6) selects and determines the fees and scope of work of its compensation consultants; and (7) reviews the Company’s compensation strategy to assure that it continues to advance the Company’s objectives and promote stockholder value. The full text of the Compensation Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance”.

This Committee formally met three times in 2021 and all committee members were in attendance for the meeting. Our General Counsel, Chief Financial Officer and Director of Human Resources support the Compensation Committee in its work.

Corporate Governance and Nomination Committee

In 2021, the Corporate Governance and Nomination Committee met three times. All committee members were in attendance for the meetings. The Corporate Governance and Nomination Committee consists of Dr. William M. Mitchell (Chair) and Director, and Mr. Stewart L. Appelrouth, Director.

All of the members of the Committee meet the independence standards contained within the NYSE American Company Guide and AIM’s Corporate Governance Guidelines. The full text of the Corporate Governance and Nomination Committee Charter as well as the Corporate Governance Guidelines, are available on our website: https://aimimmuno.com/corporate-governance/.

The Corporate Governance and Nomination Committee is responsible for (1) assisting the Board in identifying, recommending, assessing, recruiting and selecting candidates to serve as members of the Board, including in connection with filling vacancies; (2) assisting the Board in developing criteria for identifying and selecting individuals for nomination to the Board; (3) advising the Board with respect to the Board’s composition, procedures and committees; (4) reviewing, assessing and recommending appropriate Corporate Governance Guidelines; (5) reviewing the charter of each committee of the Board and recommending to the Board the number, identity and responsibilities of each committee; (6) reviewing the Company’s business practices as they relate to preserving the good reputation of the Company; (7) developing and recommending to the Board procedures for succession planning for Company executives and continuity of the Board; and (8) assessing the effectiveness of the Board in meeting the long-terms interest of the stockholders. The Committee is authorized to retain search firms and other consultants to assist it in identifying candidates and fulfilling its other duties.

Stockholders who wish to suggest qualified candidates should write to the Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473, stating in detail the qualifications of such persons for consideration by the Committee. Director candidates should demonstrate the qualifications, experience and skills for Board members which are important to AIM’s business and its future, as outlined in Proposal 1 below.

The Company aspires to the highest standards of ethical conduct; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern the Company’s business. AIM’s Corporate Governance Guidelines embody many of our policies and procedures which are at the foundation of our commitment to best practices. The guidelines are reviewed annually and revised if deemed necessary, to continue to reflect best practices.

Disclosure Controls Committee

The Disclosure Controls Committee (“DCC”) reports to the Audit Committee and is responsible for procedures and guidelines on managing disclosure information. The purpose of the DCC is to make certain that information required to be publicly disclosed is properly accumulated, recorded, summarized and communicated to the Board and management. This process is intended to allow for timely decisions regarding communications and disclosures and to help ensure that we comply with related SEC rules and regulations. The DCC is responsible for (1) implementing, monitoring and evaluating the Company’s disclosure controls and procedures; (2) reviewing and evaluating the Company’s interactions with the FDA and other similar regulatory bodies; and (3) reviewing with the Audit Committee earnings and other press releases and periodic reports and proxy statements of the Company that are to be filed with the SEC. Robert Dickey, our CFO, is the DCC’s Investor Relations Coordinator and Chair. The other members of the DCC are Peter Rodino, our COO and General Counsel, William Mitchell, one of our Independent Directors, Dr. David Strayer, Chief Scientific Officer, Diane Young, our Clinical Project Manager, Jodie Pelz, our Controller, and Ann Marie Coverly, Director of HR and Administration serving as the Deputy Investor Relations Coordinator. The full text of the DCC’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance”. The DCC actively met on numerous occasions in 2021.

Audit Committee and Audit Committee Expert

The Audit Committee of our Board consists of Stewart L. Appelrouth (Chair) and Dr. Mitchell, both determined by the Board to be Independent Directors as required under Section 803(2) of the NYSE: American Company Guide and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Appelrouth qualifies as an “audit committee financial expert” as that term is defined by Section 803B(2) of the NYSE: American Company Guide and the rules and regulations of the SEC.

We believe Dr. Mitchell and Mr. Appelrouth to be independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this Committee. The principal functions of the Audit Committee are to (1) assist the Board in fulfilling its oversight responsibility relating to the annual independent audit of our consolidated financial statements and management’s assessment of internal control over financial reporting, the engagement of the independent registered public accounting firm and the evaluation of the independent registered public accounting firm’s qualifications, independence and performance; (2) select the independent registered public accounting firm, oversee the work of the independent registered public accounting firm, pre-approve all auditing services of the independent registered public accounting firm and evaluate the independent registered public accounting firm’s qualifications, independence and performance; (3) prepare the reports or statements as may be required by NYSE American or the securities laws; (4) assist the Board in fulfilling its oversight responsibility relating to the integrity of our financial statements and financial reporting process and our system of internal accounting and financial controls; (5) discuss the financial statements and reports with management and the independent registered public accounting firm, including critical accounting policies and practices, the Company’s disclosures in the Company’s Annual Report and any significant financial reporting that arose in the preparation of the audited financial statements; and (6) oversee the Disclosure Control Committee. The Audit Committee is authorized to engage independent counsel and other advisors as it deems necessary.

This Audit Committee formally met four times in 2021 with all committee members in attendance. Our General Counsel and Chief Financial Officer support the Audit Committee in its work. The full text of the Audit Committee’s Charter, as approved by the Board, is available on our website: www.aimimmuno.com in the “Investor Relations” tab under “Corporate Governance”.

Audit Committee Report

The primary responsibility of the Audit Committee (the “Committee”) is to assist the Board in discharging its oversight responsibilities with respect to financial matters and compliance with laws and regulations. The primary methods used by the Committee to fulfill its responsibility with respect to financial matters are:

●	To appoint, evaluate, and as the Committee may deem appropriate, terminate, and replace the Company’s independent registered public accounting firm;

●	To monitor the independence of the Company’s independent registered public accounting firm;

●	To determine the compensation of the Company’s independent registered public accounting firm;

●	To pre-approve any audit services, and any non-audit services permitted under applicable law, to be performed by the Company’s independent registered public accounting firm;

●	To review the Company’s risk exposures, the adequacy of related controls and policies with respect to risk assessment and risk management;

●	To monitor the integrity of the Company’s financial reporting processes and systems of control regarding finance, accounting, legal compliance and information systems;

●	To facilitate and maintain an open avenue of communication among the Board, management and the Company’s independent registered public accountants; and

●	To provide oversight of the DCC to monitor their successful implementation of that Committee’s Charter, policies and procedures.

In discharging its responsibilities in 2021 relating to internal controls, accounting and financial reporting policies and auditing practices, the Committee discussed with the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), the overall scope and process for its audit. The Committee regularly met with BDO, with and without management present, to discuss the results of its examinations, the consideration of our internal controls and the overall quality of the Company’s financial reporting.

The Committee also undertook all required discussions with BDO during the fiscal year ended December 31, 2021 of such matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), rules of the SEC and other applicable regulations. The Committee received from BDO the written and oral disclosures and the letter required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and discussed with BDO the independence of their firm.

The Committee has met and held discussions with management. The Committee has reviewed and discussed with management AIM’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2021, as well as the internal control requirements of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report for the year ended December 31, 2021.

This report is respectfully submitted by the current members of the Audit Committee of the Board.

Stewart K. Appelrouth, Committee Chair

Dr. William M. Mitchell

Board Role in Risk Oversight

The Board evaluates its leadership structure and role in risk oversight on a periodic basis. The Board determines what leadership structure it deems appropriate based on factors such as the experience of the applicable individuals, the current business environment of our Company and other relevant factors.

The Board is also responsible for oversight of our risk management practices while management is responsible for the day-to-day risk management processes. Our executive management team evaluates enterprise risks and shares their assessment of such risks with the Audit Committee or the full Board for oversight. In addition, financial risks and our internal control environment are overseen by the Audit Committee, and the Compensation Committee considers how risks taken by management could impact the value of executive compensation.

Code of Ethics and Business Conduct

Our Board adopted a Code of Ethics and Business Conduct for Officers, Directors, and employees. This Code has been presented and reviewed by each officer, director, employee, agent, and key consultant. You may obtain a copy of this Code by visiting our website at www.aimimmuno.com (Investor Relations / Corporate Governance) or by written request to our office at 2117 SW Highway 484, Ocala, FL 34473. Our Board is required to approve any waivers of the Code for Directors or executive Officers and we are required to disclose any such waiver in a Current Report on Form 8-K within four business days. On an annual basis, this Code is reviewed and signed by each officer, director, employee, and strategic consultant with none of the amendments constituting a waiver of provision of the Code of Ethics on behalf of our Chief Executive Officer, Chief Financial Officer, or persons performing similar functions.

Communication with the Board

Interested parties wishing to contact the Board may do so by writing to the following address: AIM ImmunoTech Board of Directors, c/o Peter W. Rodino III, Corporate Secretary, 2117 SW Highway 484, Ocala, Florida 34473. All letters received will be categorized and processed by the Corporate Counsel or Secretary, and then forwarded to the Board.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend the Annual Meeting absent unusual circumstances, although we have no formal policy on the matter. All of the directors attended the 2021 Annual Meeting of Stockholders.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following sets forth biographical information about each of our executive officers as of the date of this report:

Name	Age	Position
Thomas K. Equels, M.S., J.D.	70	Executive Vice Chairman of the Board, Chief Executive Officer and President
Peter W. Rodino, III, Esq.	70	Chief Operating Officer, Executive Director Gov’t Relations, General Counsel and Secretary
Robert Dickey, IV	66	Chief Financial Officer

THOMAS K. EQUELS, M.S., J.D., has been a director and serves as our Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels was the owner of, and former President and Managing Director of, the Equels Law Firm headquartered in Miami, Florida that focused on litigation. For over a quarter century, Mr. Equels represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Masters’ of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

PETER W. RODINO, III, Esq., was a director of the Company from July 2013 until September 30, 2016, when Mr. Rodino resigned as a member of our Board to permit him to serve AIM in a new capacity. Effective October 1, 2016, AIM retained Mr. Rodino as Executive Director for Governmental Relations, and as General Counsel and, as of October 16, 2019, Mr. Rodino assumed the role of Chief Operating Officer. Mr. Rodino has been AIM’s Secretary since November 2016. Mr. Rodino has broad legal, financial, and executive experience. In addition to being President of Rodino Consulting LLC and managing partner at several law firms during his many years as a practicing attorney, he served as Chairman and CEO of Crossroads Health Plan, the first major Health Maintenance Organization in New Jersey. He also has had experience as an investment executive in the securities industry and acted as trustee in numerous Chapter 11 complex corporate reorganizations. Previously, as founder and president of Rodino Consulting, Mr. Rodino provided business and government relations consulting services to smaller companies with a focus on helping them develop business plans, implement marketing strategies and acquire investment capital. Mr. Rodino holds a B.S. in Business Administration from Georgetown University and a J.D. degree from Seton Hall University.

ROBERT DICKEY, IV has been our Chief Financial Officer since April 4, 2022. Mr. Dickey has more than 25 years of experience in C-suite financial leadership for life science and medical device companies, both private and public, ranging from preclinical development to commercial operations and across a variety of disease areas and medical technologies. Mr. Dickey has served as Managing Director at Foresite Advisors since March 2020 assuming responsibility for CFO advisory, financial analysis, capital raising, and transactional support/execution for public offerings and M&A services at life science companies and was previously a Managing Director at Danforth Advisors from August 2018 to March 2020. Both Foresite Advisors and Danforth Advisors provide financial support and investment advisory services. Mr. Dickey served as a member on the board of directors at Emmaus Life Sciences, a biopharmaceutical company, from July 2019 to August 2022; served as a member on the board of directors at Sanuthera, Inc., a privately held medical device company, from 2013 to 2017, and was employed as Chief Financial Officer of Motif Bio Plc., a NASDAQ and London AIM exchange-listed antibiotics company, from January 2017 to February 2018. Earlier in his career, Mr. Dickey spent 18 years in investment banking, primarily at Lehman Brothers, with a background split between mergers and acquisitions and capital markets transactions. Mr. Dickey was a senior vice president of the Company from 2008 until 2013. Throughout his career he has demonstrated C-level (CFO, COO and CEO) and Board level experience in public, private, revenue stage and development stage life sciences and medical device companies, and has played a leading role in two start-ups. His prior career as an investment banker included 14 years at Lehman Brothers. Mr. Dickey is experienced in all stages of the business lifecycle, including start-up, high-growth and turnarounds, and in building businesses and achieving an exit. He also has international experience, expertise in public and private financings, M&A, partnering/licensing transactions, project management and Chapter 11 reorganizations, as well as interacting with boards, VC’s, shareholders and Wall Street. Dickey has an MBA from The Wharton School and an AB from Princeton University.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires directors, officers and beneficial owners of more than 10 percent of the Company’s common stock to file reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the reports received by the Company, and on written representations from certain reporting persons, the Company believes the persons subject to Section 16(a) reporting complied with applicable SEC filing requirements during the fiscal year ended December 31, 2021.

OTHER MATTERS

Solicitation of Proxies

The Company will bear the costs of calling and holding the Annual Meeting and the Board’s and other participants’ solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks, and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions of beneficial owners. In addition to soliciting proxies by mail, directors, officers, and certain regular employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. The regular employees will be administrative personnel. We may also solicit proxies by e-mail from stockholders who are our employees or who previously requested to receive proxy materials electronically. As a result of the potential proxy solicitation by the Dissident Group, we may incur additional costs in connection with our solicitation of proxies. The Company has retained Morrow Sodali to solicit proxies. Under our agreement with Morrow Sodali, Morrow Sodali will receive a fee of up to $[●] plus the reimbursement of reasonable expenses. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation. Morrow Sodali will solicit proxies by mail, telephone, facsimile and/or email. Excluding amounts normally expended by our Company for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of our Company’s employees and officers, our aggregate expenses, including those of Morrow Sodali, related to our solicitation of proxies are expected to be approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement. These expenses are expected to include additional fees payable to our proxy solicitor; fees of outside counsel and other advisors to advise our Company in connection with the solicitation; and the costs of retaining an independent inspector of election.

If you have any questions or require any assistance in voting your shares, please call:

Morrow Sodali

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Stockholder List

The Company’s list of stockholders as of the close of business on the Record Date will be available for inspection by the Company’s stockholders for at least ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. If you wish to inspect the stockholder list, please submit your request, along with proof of ownership, by email to [●] to schedule an appointment during ordinary business hours. The stockholder list will also be open to the examination of any stockholder during the Annual Meeting.

Householding Of Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement will be, or may have been, sent to multiple Stockholders in the same household unless we received contrary instructions from any stockholder in that household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala FL 34473, Attention: Secretary or by phone at (352) 448-7797. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of the Company’s proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

Deadlines for Notice of Stockholder Actions to be Considered at the 2023 Annual Meeting

Shareholder Proposals under Rule 14a-8

Pursuant to the various rules promulgated by the SEC, stockholders interested in submitting a proposal to be considered for inclusion in our proxy materials and for presentation at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, to be eligible for inclusion in our proxy materials, Rule 14a-8 shareholder proposals must be received by the Company’s Corporate Secretary at the Company’s principal executive officers (located at 2117 SW Highway 484, Ocala, Florida 34473) no later than [●].

Stockholder Proposals

Any stockholder of record of the Company who desires to submit a proposal of business (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2023 Annual Meeting, must deliver written notice of an intent to make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than on [●], and no later than on [●]. However, if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no later than the close of business of the 10th day following the day on which such notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever occurs first. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

Stockholder Nominations for Director Candidates

Any stockholder of record of the Company who desires to nominate one or more director candidates at the 2023 Annual Meeting or submit a proposal of business (other than shareholder proposals in accordance with Rule 14a-8) for action at the 2023 Annual Meeting, must deliver written notice of an intent to make such director nomination and/or make such proposal of business to the Company’s Corporate Secretary at c/o Corporate Secretary, AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473 no earlier than on [●], and no later than on [●]. However, if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered to the Company’s Secretary no later than the close of business of the 10th day following the day on which such notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever occurs first. Any such notice must also comply with the timing, disclosure, procedural and other requirements as set forth in the Bylaws.

In addition to satisfying the requirements under the Bylaws described in the immediately preceding paragraph, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●]. However, if the date of the 2023 Annual Meeting is more than 30 days before or after the anniversary of the date of the prior year’s annual meeting, then such notice must be delivered by the later of (x) the 10th day following the day the public announcement of the date of the 2023 Annual Meeting is first made by the Company and (y) the date which is 60 days prior to the date of the 2023 Annual Meeting.

Annual Report

Our Annual Report is being furnished together with this Proxy Statement. You can review and download a copy of our Annual Report by accessing our website, https://aimimmuno.com/sec-filings, or stockholders may request paper copies, without charge, by writing to AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, FL 34473, Attention: Secretary. The Company’s filings with the SEC also are available to the public at the SEC’s website at www.sec.gov. The information on the Company’s website and the SEC’s website are not part of this Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as “believes,” “hopes,” “intends,” “estimates,” “expects,” “projects,” “plans,” “anticipates” and variations thereof, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The Company’s forward-looking statements are not guarantees of performance, and actual results could vary materially from those contained in or expressed by such statements due to risks, uncertainties and other factors. The Company urges investors to consider specifically the various risk factors identified in its most recent Form 10-K, and any risk factors or cautionary statements included in any subsequent Form 10-Q or Form 8-K, filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Except as required by law, the Company does not undertake any responsibility to update any forward-looking statements to take into account events or circumstances that occur after the date of this Proxy Statement.

PROPOSALS TO STOCKHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, all three directors of our three-member Board are to be elected to serve until the next Annual Meeting of Stockholders, or until each director’s respective earlier resignation, removal from office, death or incapacity.

Unless otherwise specified, the enclosed WHITE proxy card will be voted in favor of the election of Thomas K. Equels, William M. Mitchell and Stewart L. Appelrouth. Information is furnished below with respect to all nominees of the Board.

The Board has examined the relationship between each of our non-employee directors and the Company and has determined that each of Messrs. Appelrouth and Mitchell qualifies as an “independent” director under the independence standards of the NYSE American rules and SEC rules. Mr. Equels does not qualify as an independent director because he is the Chief Executive Officer of the Company.

We believe our directors represent a desirable diversity of backgrounds, skills, education and experiences, and they all share the personal attributes of dedication to be effective directors. In recommending Board candidates, Corporate Governance and Nomination Committee considers a candidate’s: (1) general understanding of elements relevant to the success of a publicly traded company in the current business environment; (2) understanding of our business; and (3) diversity in educational and professional background. The Committee also gives consideration to a candidate’s judgment, competence, dedication and anticipated participation in Board activities along with experience, geographic location and special talents or personal attributes. The following are qualifications, experience and skills for Board members which are important to AIM’s business and its future:

Leadership Experience: We seek directors who have demonstrated strong leadership qualities. Such leaders bring diverse perspectives and broad business insight to our Company. The relevant leadership experience that we seek includes a past or current leadership role in a large or entrepreneurial company, a senior faculty position at a prominent educational institution or a past elected or appointed senior government position.

Industry or Academic Experience: We seek directors who have relevant industry experience, both with respect to the disease areas where we are developing new therapies as well as with the economic and competitive dynamics of pharmaceutical markets, including those in which our drugs will be prescribed.

Scientific, Legal or Regulatory Experience: Given the highly technical and specialized nature of biotechnology, we desire that certain of our directors have advanced degrees, as well as drug development experience. Since we are subject to substantial regulatory oversight, both here and abroad by the FDA and other agencies, we also desire directors who have legal or regulatory experience.

Finance Experience: We believe that our directors should possess an understanding of finance and related reporting processes, particularly given the complex budgets and long timelines associated with drug development programs.

Each nominee has provided a consent to being named as a nominee of the Board in a proxy statement and stating that such nominee consents to serve if elected as a director, and the Board has no reason to believe that any nominee will be unable to serve. However, if, before the election, any nominee is unable to serve or for good cause will not serve (a situation that we do not anticipate), the proxy holders will vote the proxies for the remaining nominees and for substitute nominees chosen by the Board (unless the Board reduces the number of directors to be elected). If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies each substitute nominee, discloses that such nominee has consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominee required by the rules of the SEC.

The Board recommends using the enclosed WHITE proxy card to vote FOR ALL of the Board’s nominees for director. Jonathan Jorgl has notified the Company that he and the other members of the Dissident Group intend to seek your proxy to vote in favor of Mr. Jorgl’s purported nominees. Accordingly, you may receive solicitation materials from the Dissident Group seeking your proxy to vote in favor of Mr. Jorgl’s purported nominees.

The Company has provided you with the enclosed WHITE proxy card. Our Board recommends that you vote FOR ALL of the nominees proposed by our Board. If you receive any proxy materials other than from the Company, our Board strongly recommends that you DISREGARD any such materials. If you vote, or have already voted, using a proxy card sent to you by Mr. Jorgl or another member of the Dissident Group, you have every right to change your vote and we urge you to revoke that proxy by voting FOR ALL of our Board’s nominees by submitting the enclosed WHITE proxy card. Only your latest dated vote will be counted.

The following material contains information concerning the Board’s nominees, including their period of service as a director, their recent employment, other directorships, including those held during the past five years with a public company or registered investment company, age as of the Annual Meeting, and director qualifications relevant to the Board’s determination that each nominee should serve as a director in light of our business as an immuno-pharma company and our structure.

In addition to the information set forth below, Appendix A sets forth information relating to our directors, nominees for directors, and certain of our officers who may be considered “participants” in our solicitation under applicable SEC rules by reason of their position as directors of the Company, as nominees for directors, or because they may be soliciting proxies on our behalf.

NOMINEES FOR ELECTION AS DIRECTOR

THOMAS K. EQUELS, Esq., has been a director and serves as the Company’s Executive Vice Chairman (since 2008), Chief Executive Officer (since 2016) and President (since 2015). Mr. Equels was the owner of and former President and Managing Director of the Equels Law Firm headquartered in Miami, Florida that focused on litigation. For over a quarter century, Mr. Equels represented national and state governments as well as companies in the banking, insurance, aviation, pharmaceutical and construction industries. Mr. Equels received his Juris Doctor degree with high honors from Florida State University. He received his Bachelor of Science, summa cum laude, from Troy University and also obtained his Master of Science Degree from Troy University. Mr. Equels began his professional career as a military pilot. He served in Vietnam and was awarded two Distinguished Flying Crosses, the Bronze Star, the Purple Heart, and fifteen Air Medals. In 2012, he was Knighted by Pope Benedict.

THOMAS K. EQUELS, Esq. - Director Qualifications:

●	Leadership Experience – Military, Owner and former President, Managing Director of Equels Law Firm, Court appointed receiver in numerous industries;

●	Industry Experience – legal counsel, General Counsel, CFO and CEO to the Company; and

●	Scientific, Legal or Regulatory Experience – Law degree with over 25 years as a practicing attorney specializing in litigation, development of clinical trials, creating intellectual property concepts, and established plan to finance drug development.

WILLIAM M. MITCHELL, M.D., Ph.D., has been a director since July 1998 and Chairman of the Board since February 2016. Dr. Mitchell is a Professor of Pathology at Vanderbilt University School of Medicine and is a board-certified physician. Dr. Mitchell earned a M.D. from Vanderbilt and a Ph.D. from Johns Hopkins University, where he served as House Officer in Internal Medicine, followed by a Fellowship at its School of Medicine. Dr. Mitchell has published over 200 papers, reviews and abstracts that relate to viruses, anti-viral drugs, immune responses to HIV infection, and other biomedical topics. Dr. Mitchell has worked for and with many professional societies that have included the American Society of Investigative Pathology, the International Society for Antiviral Research, the American Society of Clinical Oncology, the American Society of Biochemistry and Molecular Biology, the American Chemical Society, and the American Society of Microbiology. Dr. Mitchell is a member of the American Medical Association. He has served on numerous government review committees, among them the Centers for Disease Control and Prevention (CDC) and the National Institutes of Health, including the initial AIDS and Related Research Review Group. Dr. Mitchell previously served as one of the Company’s directors from 1987 to 1989.

WILLIAM M. MITCHELL, M.D., Ph.D. - Director Qualifications:

●	Leadership Experience – Professor at Vanderbilt University School of Medicine. He was a member of the Board of Directors of Chronix Biomedical, a company involved in next generation DNA sequencing for medical diagnostics, from 2006 until its acquisition/merger by the public company, Oncocyte, in April 2021 and was the former Chairman of its Medical Advisory Board. Additionally, he has served on multiple governmental review committees of the National Institutes of Health, Centers for Disease Control and Prevention and for the European Union, including key roles as Chairman;

●	Academic Experience – Well published medical researcher with extensive investigative experience on virus and immunology issues relevant to the Company’s scientific business; and

●	Scientific, Legal or Regulatory Experience – M.D., Ph.D. and professor at a top-ranked school of medicine, and inventor of record on numerous U.S. and international patents who is experienced in regulatory affairs through filings with the FDA.

STEWART L. APPELROUTH, CPA was appointed as a director of the Company and head of the Audit Committee in August 2016 and has been a certified public accountant and partner at Appelrouth Farah & Co., P.A., Certified Public Accountants and Advisors since he co-founded the firm in 1985. Appelrouth Farah & Co. joined Citrin Cooperman Advisors, LLC in March 2022. Mr. Appelrouth is also a certified forensic accountant and possesses 40 years of experience in Accounting and Consulting. He is a member of or has affiliations with the AICPA, American College of Forensic Examiners, FINRA Arbitrator, Association of Certified Fraud Examiners, Florida Bar Grievance Committee, Florida Institute of Certified Public Accountants and InfraGard Member, a national information sharing program between the Federal Bureau of Investigation and the private sector. Mr. Appelrouth graduated from Florida State University in 1975 and received his master’s degree in Finance from Florida International University in 1980.

STEWART L. APPELROUTH - Director Qualifications:

●	Leadership Experience – has served in leadership positions on numerous private and non-profit boards of directors and other organizations;

●	Industry Experience – Partner at certified public accounting and advisory firm; Certified Public Accountant and Certified Fraud Examiner;

●	Regulatory Experience – FINRA Arbitrator.

●	Financial Expert – over 40 years of accounting and audit experience.

THE BOARD RECOMMENDS A VOTE ON THE WHITE PROXY CARD “FOR ALL” OF THE BOARD’S NOMINEES (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED TO SERVE AS DIRECTORS ON THE BOARD.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has appointed the firm of BDO USA, LLP to serve as the independent registered public accounting firm of AIM for the fiscal year ending December 31, 2022. BDO has served as our independent registered public accounting firm since January 19, 2021. Our Bylaws do not require that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. However, as a matter of good corporate practice, the Board is requesting that the stockholders ratify the appointment of BDO as a means of soliciting stockholders’ opinions.

All audit and professional services are approved in advance by the Audit Committee to assure such services do not impair the auditor’s independence from us. The total fees by BDO for 2021 were $485,000 and total fees for 2020 were $353,500.

The following table shows the aggregate fees for professional services rendered during the year ended December 31, 2021 and December 31, 2020.

	Amount ($)
	2021	2020
Description of Fees:
Audit Fees	$370,000	$260,000
Audit-Related Fees	42,000	93,500
Tax Fees	73,000	—
All Other Fees	—	—
Total	$485,000	$353,500

Audit Fees

Audit fees include the audit of our annual financial statements and the review of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

Represents the fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. Audit-related fees include professional services related to the Company’s filing of SEC Form S-3 and S-8 (i.e., stock shelf offering procedures).

The Audit Committee has determined that BDO’s rendering of these audit-related services and all other fees were compatible with maintaining auditor’s independence. The Board considered BDO to be well qualified to serve as our independent public accountants.

The Audit Committee pre-approves all auditing and accounting services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimis” provisions of Section 10A (i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

Ratification

If the stockholders do not ratify the appointment, the Audit Committee will consider any information submitted by the stockholders in determining whether to retain BDO as the Company’s independent registered public accounting firm for 2022. Even if the appointment of BDO is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

Representatives from BDO are not expected to be present at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE ON THE WHITE PROXY CARD “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL 3

ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our Named Executive Officers (“NEOs”), as we have described at length below. While this vote is advisory and not binding on our Company relating to the compensation of our NEOs, your vote will provide investor sentiment to our Compensation Committee regarding our executive compensation philosophy, policies and practices. As a result of the vote, the Compensation Committee will be able to consider this sentiment when determining future executive compensation.

Objectives and Philosophy of Executive Compensation

The primary objectives of the Compensation Committee with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of measurable performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee expects to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic financial and operational goals such as the establishment and maintenance of key strategic relationships, the development of our products, the identification and advancement of additional products, and the performance of our common stock price. The Compensation Committee evaluates individual executive performance with the goal of setting compensation at levels the Compensation Committee believes are comparable with executives in other companies of similar size and stage of development operating in the biotechnology industry while taking into account our relative performance, our own strategic goals, governmental regulations, and the results of stockholder advisory votes regarding executive compensation.

Your vote is requested. We believe that the information we’ve provided within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Board recommends that stockholders approve the following advisory resolution:

RESOLVED, that the stockholders of AIM ImmunoTech Inc. approve, on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the AIM ImmunoTech Inc. Proxy Statement pursuant to the compensation disclosure rules of the SEC, including Item 402 of Regulation S-K (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the “EXECUTIVE COMPENSATION” section of this Proxy Statement).

THE BOARD RECOMMENDS A VOTE ON THE WHITE PROXY CARD “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION

The following table provides information on the compensation during the fiscal years ended December 31, 2021 and 2020 of Thomas Equels, our Chief Executive Officer and President, Ellen Lintal, our former Chief Financial Officer, and Peter Rodino, our Chief Operating Officer, General Counsel and Secretary, constituting the Company’s Named Executive Officers, based on the year ended December 31, 2021.

Summary Compensation Table

Name & Principal Position	Year	Salary	Option Awards $ (2)	Non-Equity Incentive Plan Compensation $(3)	All Other Compensation $(4)	Total $
Thomas Equels(1)	2021	850,000	473,038	352,500	86,016	1,761,554
CEO & President	2020	806,599	1,139,267	652,000	65,509	2,663,375

Ellen Lintal	2021	350,000	132,346	102,500	49,892	634,738
Former CFO(4)	2020	239,583	111,616	177,000	25,403	553,602

Peter Rodino
COO, General Counsel	2021	425,000	132,346	102,500	57,949	717,795
& Secretary	2020	394,792	111,616	244,500	42,570	793,478

(1)	Mr. Equels also serves as a director on our Board but did not receive any compensation for his service as a director in fiscal year 2021.

(2)	The amounts shown in the Option Awards column include the full grant date fair value of options awarded to our Named Executive Officers in fiscal years 2021 and 2020. The value was computed in accordance with the requirements of FASB ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. The assumptions used in the calculation of these amounts are discussed in Note 6 to the Company’s consolidated financial statements included in the Form 10-K. These amounts reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by our named executive officer.

(3)	The amounts shown in the Non-Equity Incentive Plan Compensation column reflect annual performance-based cash bonuses paid pursuant to our annual bonus plan.

(4)	Mr. Equels’ All Other Compensation for fiscal year 2021 consists of:

2021
Life & Disability Insurance	$22,037
Healthcare Insurance	26,479
Car Expenses/Allowance	18,000
401(k) Matching Funds	19,500
Total	$86,016

Ms. Lintal’s All Other Compensation for fiscal year 2021 consists of:

2021
Life & Disability Insurance	$3,014
Healthcare Insurance	12,978
Car Expenses/Allowance	14,400
401(k) Matching Funds	19,500
Total	$49,892

Mr. Rodino’s All Other Compensation for fiscal year 2021 consists of:

2021
Life & Disability Insurance	$2,521
Healthcare Insurance	21,528
Car Expenses/Allowance	14,400
401(k) Matching Funds	19,500
Total	$57,949

(5)	On April 4, 2022, the Company entered into a consulting agreement with Ms. Lintal, who stepped down as the Company’s Chief Financial Officer on April 4, 2022. For additional information about the consulting agreement, see “Consulting Agreement” below.

Outstanding Equity Awards at 2021 Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Options Exercise Price ($)	Option Expiration Date
Thomas Equels	189	—		153.12	6/6/2022
President and Chief Executive Officer	568	—		163.68	6/11/2022
	568	—		163.68	6/6/2023
	284	—		132.00	8/2/2023
	568	—		190.08	6/6/2024
	568	—		132.00	6/8/2025
	568	—		73.92	6/8/2026
	6,818	—		24.64	6/8/2027
	323	—		21.56	6/15/2027
	323	—		21.56	6/30/2027
	412	—		21.12	7/15/2027
	472	—		18.48	7/31/2027
	485	—		18.04	8/15/2027
	556	—		15.84	8/31/2027
	8,446	—		16.28	2/13/2028
	2,841	—		16.72	4/12/2028
	6,818	—		13.20	5/16/2028
	5,682	—		13.20	5/16/2028
	3,666	—		13.64	7/18/2028
	6,457	—		9.68	10/17/2028
	23	—		9.68	11/14/2028
	9,685	—		9.68	1/28/2029
	300,000	—		3.05	8/12/2030
	300,000	—		1.96	11/11/2030
	—	300,000	(1)	1.71	11/11/2031
Total	656,888	300,000

Ellen Lintal	23	—		9.68	11/14/2029
Former Chief Financial Officer	75,000			1.85	12/9/2030
		100,000	(2)	1.44	11/30/2031
Total	75,023	100,000		—	—

Peter Rodino	285	—		132.00	8/2/2023
COO, General Counsel and Secretary	285	—		68.65	6/21/2026
	151	—		21.56	6/15/2027
	151	—		21.56	6/30/2027
	192	—		21.12	7/15/2027
	220	—		18.48	7/31/2027
	226	—		18.04	8/15/2027
	259	—		15.84	8/31/2027
	3,941	—		16.28	2/13/2028
	2,273	—		16.72	4/12/2028
	2,652	—		13.20	5/16/2028
	1,711	—		13.64	7/18/2028
	3,013	—		9.68	10/17/2028
	23	—		9.68	11/14/2028
	4,520	—		9.68	1/28/2029
	75,000	—		1.85	12/9/2030
	—	100,000	(3)	1.44	11/30/2021
Total	94,902	100,000		—	—

(1)	These options will vest in full on November 11, 2022, generally subject to Mr. Equels’ continued employment through the vesting date. Please see “Stock Options” below.
(2)	These options will vest in full on November 30, 2022. Pursuant to Ms. Lintal’s consulting agreement, the options she held as of her termination date did not expire and remain outstanding and eligible to vest subject to their terms.
(3)	These options will vest in full on November 30, 2022, generally subject to Mr. Rodino’s continued employment through the vesting date. Please see “Stock Options” below.

Stock Options

We grant stock options to our NEOs pursuant to the 2018 Equity Incentive Plan. Generally, the options will expire on the tenth anniversary of the grant date, and the exercise price is the closing price of our common stock on the NYSE American on the trading day immediately prior to the grant date. The options vest on the one-year anniversary of the grant date and can be exercised for cash or in a cashless manner utilizing any appreciation in the market price of the stock over the exercise price (pursuant to a formula set forth in the option award agreement). Upon a holder’s termination without Cause (as defined in the 2018 Equity Incentive Plan), the options terminate on the earlier of (x) three months following the termination date and (y) the expiration of the option’s term. Upon a holder’s termination due to death or disability, the options expire on the earlier of (x) 12 months (in the case of disability) or 18 months (in the case of death) following the termination date and (y) the expiration of the option’s term. Upon a holder’s termination for Cause, the options are forfeited for no consideration. The options are currently underwater and are not providing the value shown in the Summary Compensation Table, which is a fair value calculated at the time of grant using the Black Scholes model, rather than the amount earned by our NEOs from the option award.

Employment Agreements

We are party to employment agreements with each of our NEOs, which provide for certain benefits upon qualifying terminations, as described below under “Potential Payments upon Termination or Change in Control”. In addition, the employment agreements provide for an annual base salary, an annual performance-based cash bonus opportunity targeted at $350,000 for Mr. Equels, an annual discretionary cash bonus based on performance goals for Ms. Lintal and Mr. Rodino, annual grants of stock options based on performance goals (300,000 for Mr. Equels and 100,000 for Ms. Lintal and Mr. Rodino), automobile allowances ($18,000 annually for Mr. Equels and $14,400 for Ms. Lintal and Mr. Rodino). All NEOs are subject to confidentiality, invention assignment and non-compete restrictive covenants.

In addition, the employment agreements provide for awards equal to (i) 3% (with respect to Mr. Equels) or 1% (with respect to Ms. Lintal and Mr. Rodino) of Gross Proceeds (as defined therein) in the event of significant events such as specific licensing agreements or therapeutic indication acquisitions, and (ii) 3% (with respect to Mr. Equels) or 1% (with respect to Ms. Lintal and Mr. Rodino) of the Gross Proceeds from any sale of the Company or substantially all of the Company’s assets (together, the “One Time Awards”). Mr. Equels’ employment agreement also provides that the Company will pay the premiums for term life insurance policies in the aggregate face amount of $3,000,000.

Consulting Agreement

On April 4, 2022, the Company entered into a consulting agreement with Ms. Lintal, who stepped down as the Company’s Chief Financial Officer on April 4, 2022. Pursuant to the agreement, Ms. Lintal will transition to serve as a consultant to the Company and will provide accounting and financial services as directed by the Company. The Company will pay Ms. Lintal a consulting fee of $300 per hour and monthly COBRA expenses. At the end of the term of the agreement, Ms. Lintal will receive 50,000 stock options that will vest on the first anniversary of the grant date. The agreement terminates on December 31, 2022, unless extended by mutual agreement of the parties. The agreement can be terminated by either party upon 60 days’ prior written notice if not for “Cause” (as defined in the agreement) or upon 30 days’ prior written notice if for Cause. Ms. Lintal did not receive any payments upon termination of her employment. However, pursuant to Ms. Lintal’s consulting agreement, the outstanding options she held as of her termination date did not expire and remain outstanding and eligible to vest subject to their terms.

Potential Payments upon Termination or Change in Control

Termination for Cause

All of our NEOs can be terminated for cause at any time. For each NEO “Cause” means willful engaging by any NEO in illegal conduct, gross misconduct or gross violation of our Code of Ethics and Business Conduct for Officers, which is demonstrably and materially injurious to our company. Mr. Equels’ employment agreement provides that he shall not be deemed to have been terminated for Cause unless and until we initiate a process by delivering to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the directors of the Board specifying the grounds for termination. After reasonable notice to Mr. Equels and an opportunity for him to be heard, the issues shall be adjudicated by a retired Florida judge or a Florida certified mediator mutually acceptable to the Board and Mr. Equels. Termination requires a finding that Mr. Equels was guilty of intentional and material misconduct according to the standards set forth above, and specifying the particulars thereof in detail supported by legally admissible evidence and utilizing the legal standard of beyond reasonable doubt. In the event that an NEO’s employment is terminated for Cause, we shall pay such NEO, at the time of such termination, only the compensation and benefits otherwise due and payable to him or her through the last day of his or her actual employment by us.

Termination without Cause

In the event that an NEO is terminated at any time without Cause, we shall pay to him or her, at the time of such termination, the compensation and benefits otherwise due and payable through the last day of the then current term of his or her employment agreement. However, benefit distributions that are made due to a “separation from service” occurring while he or she is a Named Executive Officer shall not be made during the first six months following separation from service. Rather, any distribution which would otherwise be paid to him or her during such period shall be accumulated and paid to him or her in a lump sum on the first day of the seventh month following the “separation from service”. All subsequent distributions shall be paid in the manner specified. Mr. Equels’ employment agreement terminates on December 31, 2025 unless sooner terminated or unless renewed. Ms. Lintal’s employment agreement terminated on March 31, 2022. Mr. Rodino’s employment agreement terminates on March 31, 2024 unless sooner terminated or unless renewed. In the event of termination without Cause, the NEOs shall be entitled to receive the One Time Awards.

Termination upon Death or Disability

An NEO’s employment will terminate upon death or disability. “Disability” means the NEO’s inability effectively to carry out substantially all of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. In the event his or her employment is terminated due to his or her death or disability, we will pay him or her (or their estate as the case may be), at the time of such termination, his or her annual base salary, applicable benefits, and immediate vesting of unvested stock options. In the event of Mr. Equels’ permanent disability, we will provide an additional two years of annual base salary. In the event of Ms. Lintal’s or Mr. Rodino’s death or permanent disability occurs when less than two years remains left in the employment term, we will provide an additional two years of annual base salary.

Estimated Payments Following a Qualifying Termination

Pursuant to their employment agreements, each NEO is entitled to severance benefits on certain types of employment terminations.

The dollar amounts below assume that the termination occurred on January 1, 2022. The actual dollar amounts to be paid can only be determined at the time of the NEO’s separation from us based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion.

Name	Event	Cash Severance ($)	Value of Stock Awards That Will Become Vested(1) ($)	Total ($)
Thomas K. Equels,	Termination by the Company without Cause	4,872,000	473,038	5,345,038
President and Chief Executive Officer	Termination due to death or disability	1,736,000	473,038	2,209,038
	Resignation by employee or retirement	—	473,038	473,038

Ellen Lintal,	Termination by the Company without Cause	92,880	132,346	225,226
Former Chief Financial Officer	Termination due to death or disability	728,800	132,346	861,146
	Resignation by employee or retirement	—	132,346	132,346

Peter Rodino	Termination by the Company without Cause	1,186,000	132,346	1,319,026
COO, General Counsel, Secretary	Termination due to death or disability	878,800	132,346	1,011,146
	Termination by employee or retirement	—	132,346	132,346

Notes:

(1)	Consists of stock options contractually required per the employee’s respective employment agreement or arrangement to be granted during each calendar year of the term under our 2018 Equity Incentive Plan. The stock options have a 10-year term and an exercise price equal to the closing market price of our common stock on the date of grant. The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718.

Payments in Connection with a Change in Control

Pursuant to their employment agreements, each NEO is entitled to severance benefits related to a change in control. In such event, the term of their employment agreements would automatically be extended for three additional years, except where such change in control occurs as a result of certain “significant events” (as described in his or her employment agreement).

The dollar amounts in the chart below assume that a termination in connection with a change in control occurred on January 1, 2022, based on the employment agreements that existed at that time. The actual dollar amounts to be paid can only be determined at the time of the NEO’s separation from us based on their prevailing compensation and employment agreements along with any determination by the Compensation Committee in its discretion. Ms. Lintal and Mr. Rodino are not listed in the table below because, pursuant to their employment agreements, their payments are based on the percentage they are to receive under their One Time Awards, and no dollar amount can be computed at this time.

The following table shows potential payments to the NEO if employment terminates following a change in control under contracts, agreements, plans or arrangements at December 31, 2021. The amounts assume a January 1, 2022 termination date regarding base pay and use of the opening price of $0.97 on the NYSE American for our common stock at that date.

Name and Title of Director	Aggregate Severance Pay ($)(1)	Early Vesting of Stock Options ($)(2)	Early Vesting of Stock Options ($)(2)	Total $
Thomas K. Equels	6,076,000	—	1,988,119	$8,064,119

Notes:

(1)	This amount represents the annual base salary and benefits for the remaining current term of the NEO’s employment agreement plus a three-year extension in the term upon the occurrence of a termination in connection with a change in control. The employment agreement with Mr. Equels has a term through December 31, 2025. This amount excludes the following payments as they cannot be calculated unless and until certain events occur: Mr. Equels is entitled to 3% of the “Gross Proceeds” (as defined in the employment agreement) for “significant events” (as described in his employment agreement) and 3% of the Gross Proceeds from any sale of our Company or substantially all of our assets.

(2)	This amount is the intrinsic value on January 3, 2022 ($1.03 per share) minus the weighted average per share exercise price of $3.54 of all unvested stock options for each NEO. All unvested stock options for each NEO have an exercise price greater than the fair market value and, therefore, no intrinsic value is included above.

(3)	This amount represents the options to be issued annually for the remaining term of the NEO’s employment agreement plus a three-year extension in the occurrence of termination from a change in control. For the purpose of this schedule, a NYSE American closing price on January 3, 2022 of $1.03 was used with an estimated exercise price of $1.03 for Mr. Equels. The value was obtained using the Black-Scholes-Merton pricing model for stock-based compensation in accordance with FASB ASC 718.

(4)	Any purchase rights represented by the Option not then vested shall, upon a change in control, shall become vested.

Compensation of Directors

Our Compensation, Audit and Corporate Governance and Nomination Committees consist of Dr. William M. Mitchell, Compensation and Corporate Governance and Nomination Committee Chair, and Stewart L. Appelrouth, Audit Committee Chair, both of whom are independent directors.

We reimburse directors for travel expenses incurred in connection with attending Board, committee, stockholder and special meetings along with other Company business-related expenses. We do not provide retirement benefits or other perquisites to non-employee directors under any current program. All fees paid to directors are for services and reimbursable expenses.

All directors have been granted options to purchase common stock under our stock option plans and/or warrants to purchase common stock. We believe such compensation and payments are necessary in order for us to attract and retain qualified outside directors. Option shares for stock compensation were issued under the 2018 Equity Incentive Plans.

Director Compensation – 2021

The following table shows information regarding the compensation earned or paid during 2021 to non-employee directors who served on the Board. As Executive Vice Chairman, Chief Executive Officer, and President, Mr. Equels’ compensation is shown in the Summary Compensation Table and the related tables under the section entitled “Executive Compensation.”

Name and Title of Director	Fees Earned or Paid in Cash	Option Awards(1) $					Total $
William Mitchell	182,462	78,673	(2)	—	—	—	261,135
Chairman of the Board

Stewart Appelrouth
Director	182,462	78,673	(3)	—	—	—	261,135

(1)	Amounts reflect the aggregate grant date fair value of the options, computed in accordance with FASB ASC 718.
(2)	As of December 31, 2021, Mr. Mitchell held 130,062 outstanding option awards.
(3)	As of December 31, 2021, Mr. Appelrouth held 129,209 outstanding option awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation related matters and waivers of our code of business conduct and ethics, be reviewed and approved or ratified by a majority of independent, disinterested directors. We have adopted procedures in which the Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an annual and case-by-case basis with the approval of the Audit Committee required for all such transactions.

We have employment agreements with certain of our executive officers and have granted such officers and directors options and warrants to purchase our common stock, as discussed under the headings, “Compensation of Executive Officers” and “Principal Stockholders”.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of the Record Date, [●], 2022, the number and percentage of outstanding shares of common stock beneficially owned by:

●	Each person, individually or as a group, known to us to be deemed the beneficial owners of five percent or more of our issued and outstanding Common Stock;

●	Each of our directors and NEOs; and

●	All of our officers and directors as a group.

●	The total number of shares of common stock as of the Record Date, [●], 2022, was [●].

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (6)		Percentage of Shares Beneficially Owned
Thomas K. Equels, Executive Vice Chairman, Chief Executive Officer, President*	[●]	(1)	[●]	%

Peter W. Rodino III, Chief Operating Officer, General Counsel, Secretary*	[●]	(2)	[●]	%

William M. Mitchell, M.D., Chairman of the Board of Directors*	[●]	(3)	[●]	%

Stewart L. Appelrouth, Director*	[●]	(4)	[●]	%

Robert Dickey, IV, Chief Financial Officer*	[●]	(5)	[●]	%

All directors and executive officers as a group (5 persons)	[●]		[●]	%

* The address is care of the Company, 2117 SW Highway 484, Ocala, FL 34473

** Less than 1%

(1) For Mr. Equels, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(2) For Mr. Rodino, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(3) For Dr. Mitchell, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days. Also includes 190 shares of common stock owned by his spouse and 190 shares owned by family trusts.

(4) For Mr. Appelrouth, shares beneficially owned include [●] shares issuable upon exercise of options and excludes [●] shares issuable upon exercise of options not vested or not exercisable within the next 60 days.

(5) For Mr. Dickey, excludes 50,000 shares issuable upon exercise of options not vested and not exercisable within the next 60 days.

(6) None of the shares shown in the table as beneficially owned by current directors and executive officers is hedged or pledged as security for any obligation. The Board has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of the Company, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Average Exercise Price Per Share	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column) (a)
	(a)	(c)
Equity compensation plans approved by security holders:	1,773,974	$4.033	307,834

Equity compensation plans not approved by security holders:	294,939	$15.19	—

Total	2,068,913	$5.62	307,834

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

WE URGE YOU TO FILL IN, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW MANY SHARES YOU OWN.

WE RECOMMEND THAT YOU VOTE “FOR ALL” OF OUR BOARD’S NOMINEES
FOR DIRECTOR (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) ON PROPOSAL 1, “FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.

By Order of the Board of Directors,
Peter W. Rodino, III, Secretary

Ocala, Fla.
[●], 2022

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees, and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “participants.”

Directors and Nominees

The following table sets forth the names of our current directors and the Board’s nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of such directors and nominees is carried on. The principal occupations or employment of our current directors and the Board’s nominees are set forth under the heading “Proposal 1 – Election of Directors” in this Proxy Statement.

Name	Principal Business Name	Principal Business Address

Thomas K. Equels	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473
William M. Mitchell, M.D.	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473
Stewart L. Appelrouth	AIM ImmunoTech Inc.	2117 SW Highway 484, Ocala, Florida 34473

Certain Officers

The following table sets forth the name and principal occupation of the Company’s officers who are “participants.” The principal occupation refers to such person’s position with the Company, and the business address of each such person is c/o AIM ImmunoTech Inc., 2117 SW Highway 484, Ocala, Florida 34473.

Name	Principal Occupation

Thomas K. Equels	Executive Vice Chairman of the Board, Chief Executive Officer and President
Peter W. Rodino, III	Chief Operating Officer, Executive Director Government Relations, General Counsel and Secretary
Robert Dickey, IV	Chief Financial Officer

Information Regarding Ownership of the Company’s Securities by Participants

The number of Company securities beneficially owned by directors and named executive officers, including those who are “participants” in our solicitation of proxies, as of the Record Date is set forth in the “Principal Stockholders” section of this Proxy Statement.

A-1

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors and Nominees” and “Certain Officers” in this Appendix A. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold
(September [●], 2020 through [●], 2022)
Name	Transaction Date	Number of Securities	Transaction Description

Stewart L. Appelrouth	2/25/2021	10,638	1
	11/11/2021	50,000	3
	11/24/2021	19,379	2
	3/3/2022	50,000	3
	4/25/2022	24,500	2
Robert Dickey, IV	3/3/2022	50,000	3
Thomas K. Equels	11/11/2020	300,000	3
	12/17/2020	14,535	1
	2/24/2021	11,062	1
	7/16/2021	15,625	1
	11/11/2021	300,000	3
	11/17/2021	9,416	2
	11/19/2021	10,204	2
	11/23/2021	11,194	2
	11/24/2021	11,627	2
	12/10/2021	11,811	2
	12/13/2021	21,552	2
	3/3/2022	50,000	3
	4/25/2022	49,020	2
	7/18/2022	32,895	2
William M. Mitchell, M.D.	11/11/2021	50,000	3
Peter W. Rodino, III	3/3/2022	50,000	3
	12/9/2020	75,000	3
	11/30/2021	100,000	3
	3/3/2022	50,000	3
	4/25/2022	4,902	2

Transaction Descriptions

1	Open Market Purchase
2	Grant, Award or Other Acquisition Pursuant to Rule 16b-3(d)
3	Option Award

A-2

Miscellaneous Information Regarding Participants

Except as described in this Appendix A or in this Proxy Statement, to the knowledge of the Company:

●	Neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of the Company’s last fiscal year or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest.

●	No participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and no participant owns any securities of the Company of record but not beneficially.

●	No participant has purchased or sold any securities of the Company within the past two years.

●	No participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or with respect to or any future transactions to which the Company or any of its affiliates will or may be a party.

●	There are no contracts, arrangements or understandings by any participant or Participant Affiliate presently, nor have there been any within the past year, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

●	No participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

●	Excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than an interest, if any, as a stockholder of the Company or, with respect to each of the Board’s nominees, as a nominee for director.

Other Information

There are no material proceedings to which any director or executive officer of the Company, or any of their associates is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

Based on representations made to the Company by the participants, no participant has been the subject of a criminal conviction (excluding traffic violations or similar misdemeanors) within the last 10 years.

There are no family relationships between any directors of the Company, the Board’s nominees, and the executive officers of the Company.

A-3

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

AIM IMMUNOTECH INC.

2117 SW HIGHWAY 484 OCALA, FL 34473

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WHITE PROXY

The undersigned hereby appoints Thomas K. Equels and Peter W. Rodino III and each of them, acting individually or in the absence of others, with full power of substitution and re-substitution, as proxies with all powers that the undersigned would possess if personally present, as a holder of the Common Stock, par value $0.001 per share ("Common Stock"), of AIM ImmunoTech Inc., a Delaware corporation (the "Company"), and to vote all the shares of Common Stock that the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders of the Company (including any adjournments, postponements or continuations thereof, the "Annual Meeting"), to be held on [•] at [•] EDT, and authorizes and instructs said proxies to vote in the manner directed below.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE. THE BOARD RECOMMENDS A VOTE "FOR ALL" NOMINEES ON PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. IF NO CONTRARY INSTRUCTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 (THOMAS K. EQUELS, WILLIAM M. MITCHELL AND STEWART L. APPELROUTH) TO BE ELECTED AS DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, AND, TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES, ON ALL OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. ONLY STOCKHOLDERS OF RECORD ON [•], 2022, MAY VOTE AT THE ANNUAL MEETING.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

(Continued and to be dated and signed on reverse side)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

The Notice and Proxy Statement and Annual Report are available at: [•]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES FOR DIRECTORS NAMED BELOW IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, SIGN DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark vote as indicated in this example ☒

Proposal 1 - Election of Directors

NOMINEES:

(01) Thomas K. Equels, (02) William M. Mitchell, (03) Stewart L. Appelrouth

☐ **FOR ALL** ☐ **WITHHOLD AUTHORITY FOR ALL** ☐ **FOR ALL EXCEPT** (see instructions below)

INSTRUCTIONS: To vote against an individual nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the nominee(s) on the line below:

____

	FOR	AGAINST	ABSTAIN
Proposal 2 - Ratification of the selection of BDO USA, LLP, as independent auditors of AIM ImmunoTech Inc. for the fiscal year ending December 31, 2022.	☐	☐	☐
Proposal 3 - Approval, by non-binding vote, of executive compensation.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

To change the address on you account, please check the box at right and indicate your new address in the address space above. Please note that changes to the resistered name(s) on the account may not be submitted via this method. ☐

____

Date

____

(Signature)

____

(Signature if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

TO AUTHORIZE YOUR PROXY
BY TELEPHONE OR INTERNET
QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS **www.proxyvoting.com/[•].** You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
[•]
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 11:59 P.M. Eastern Time on [•], 2022.

CONTROL NUMBER
for Telephone/Internet Proxy Authorization